REFINANCING AND ACQUISITION AGREEMENT



                                  BY AND AMONG

                          CNL RETIREMENT PARTNERS, LP,

                                     - and -

                           PRIME CARE PROPERTIES, LLC,

                                     - and -

                                   PC 1, LLC,

                                     - and -

                                   PC 2, LLC,

                                     - and -

                              PRIME CARE ONE, LLC,

                                     - and -

                               PRIME CARE TWO, LLC

                                     - and -

                            THOMAS E. PHILLIPPE, JR.



                            Dated: September 30, 2002

                                TABLE OF CONTENTS
                                                                        Page

(1)  DEFINITIONS..........................................................2
     -----------

     1.1 "Act of Bankruptcy"..............................................2
          -----------------

     1.2 "Affiliate"......................................................2
          ---------

     1.3 "Agreement"......................................................2
          ---------

     1.4 "Applicable Property Transferee".................................3
          ------------------------------

     1.5 "As-Built Drawings"..............................................3
          -----------------

     1.6 "Assets".........................................................3
          ------

     1.7 "Brentwood Property".............................................3
          ------------------

     1.8 "Buckhead Property"..............................................3
          -----------------

     1.9 "Business Day"...................................................3
          ------------

     1.10"Cash Management Agreement"......................................3
          -------------------------

     1.11"Charlotte Property".............................................3
          ------------------

     1.12"Clearing Account Agreement".....................................3
          --------------------------

     1.13"Closing"........................................................3
          -------

     1.14"Closing Date"...................................................4
          ------------

     1.15"CNL"............................................................4
          ---

     1.16"Contracts"......................................................4
          ---------

     1.17"Controlling Interest"...........................................4
          --------------------

     1.18"Effective Date".................................................4
          --------------

     1.19"Entity".........................................................4
          ------

     1.20"Environmental Reports"..........................................4
          ---------------------

     1.21"Excluded Assets"................................................4
          ---------------

     1.22"FAS"............................................................4
          ---

     1.23"FF&E"...........................................................5
          ----

     1.24"FF&E Schedule"..................................................5
          -------------

     1.25"Friendship Heights Property"....................................5
          ---------------------------

     1.26"GACC Loan Payoff Deposit".......................................5
          ------------------------

     1.27"Improvements"...................................................5
          ------------

     1.28"Intangible Property"............................................5
          -------------------

     1.29"Inventories"....................................................5
          -----------

     1.30"Lease"..........................................................5
          -----

     1.31"Lessees"........................................................6
          -------

     1.32"Middletown Property"............................................6
          -------------------

     1.33"Motor Vehicles".................................................6
          --------------

     1.34"Mountainside Property"..........................................6
          ---------------------

     1.35"Naples Property"................................................6
          ---------------

     1.36"Operating Agreement"............................................6
          -------------------

     1.37"Operator".......................................................6
          --------

     1.38"Owner"..........................................................6
          -----

     1.39"Permits"........................................................7
          -------

     1.40"Permitted Encumbrances".........................................7
          ----------------------

     1.41"Person".........................................................7
          ------

     1.42"Pledge Agreement"...............................................7
          ----------------

     1.43"Property".......................................................7
          --------

     1.44"Property Transferee"............................................7
          -------------------

     1.45"Proprietary Information"........................................8
          -----------------------

     1.46"Raleigh Property"...............................................8
          ----------------

     1.47"Real Property"..................................................8
          -------------

     1.48"SNDA"...........................................................8
          ----

     1.49"Stamford Property"..............................................8
          -----------------

     1.50"Title Commitments"..............................................8
          -----------------

     1.51"Title Company"..................................................8
          -------------

     1.52"Venice Property"................................................8
          ---------------

     1.53"Winston-Salem Property".........................................8
          ----------------------

(2)  REFINANCE, PROPERTY TRANSFER AND LEASE; DILIGENCE....................8
     -------------------------------------------------

     2.1 Refinance, Property Transfer and Lease...........................8
         --------------------------------------

     2.2 Diligence Inspections............................................9
         ---------------------

     2.3 Title Matters....................................................9
         -------------

     2.4 Survey...........................................................9
         ------

     2.5 Environmental Reports............................................10
         ---------------------

(3)  TRANSACTION CLOSING..................................................10
     -------------------

     3.1 CNL Loans........................................................10
         ---------

     3.2 Payoff of GACC Debt..............................................10
         -------------------

     3.3 Transfer of Properties...........................................11
         ----------------------

     3.4 Reorganization of Prime Care Entities............................11
         -------------------------------------

     3.5 Execution of Lease...............................................11
         ------------------

     3.6 Delivery of Pledge Agreement.....................................11
         ----------------------------

(4)  CONDITIONS TO CNL'S OBLIGATION TO CLOSE..............................11
     ---------------------------------------

     4.1 Satisfaction of Diligence Inspections............................12
         -------------------------------------

     4.2 Property Transferees.............................................12
         --------------------

     4.3 Closing Documents................................................12
         -----------------

     4.4 Condition of Properties..........................................14
         -----------------------

     4.5 Title Policies and Surveys.......................................14
         --------------------------

     4.6 Intentionally Deleted............................................14
         ---------------------

     4.7 FF&E Schedule....................................................14
         -------------

     4.8 Permit Transfers.................................................14
         ----------------

     4.9 Other............................................................15
         -----

(5)  CONDITIONS TO PRIME CARE'S OBLIGATION TO CLOSE.......................15
     ----------------------------------------------

     5.1 CNL Loans........................................................15
         ---------

     5.2 Closing Documents................................................15
         -----------------

     5.3 Intentionally Deleted............................................16
         ---------------------

(6)  REPRESENTATIONS AND WARRANTIES OF PRIME CARE.........................16
     --------------------------------------------

     6.1 Status and Authority of Owner....................................16
         -----------------------------

     6.2 Employees........................................................16
         ---------

     6.3 Existing Agreements..............................................17
         -------------------

     6.4 Tax Returns......................................................17
         -----------

     6.5 Action of Owners.................................................17
         ----------------

     6.6 No Violations of Agreements......................................17
         ---------------------------

     6.7 Litigation.......................................................18
         ----------

     6.8 Not A Foreign Person.............................................18
         --------------------

     6.9 Construction Contracts; Mechanics' Liens.........................18
         ----------------------------------------

     6.10Permits, Licenses................................................18
         -----------------

     6.11Hazardous Substances.............................................18
         --------------------

     6.12Insurance........................................................19
         ---------

     6.13Financial Information............................................19
         ---------------------

     6.14Contracts........................................................19
         ---------

     6.15Title to FF&E....................................................19
         -------------

     6.16FF&E.............................................................19
         ----

     6.17No Proffers......................................................19
         -----------

     6.18No Violations....................................................19
         -------------

     6.19Separate Tax Parcel..............................................19
         -------------------

     6.20No Defaults......................................................20
         -----------

     6.21American with Disabilities Act...................................20
         ------------------------------

     6.22Compliance with Bulk Sale Requirements...........................20
         --------------------------------------

     6.23GACC Debt........................................................20
         ---------

(7)  REPRESENTATIONS AND WARRANTIES OF CNL................................20
     -------------------------------------

     7.1 Status and Authority of CNL......................................20
         ---------------------------

     7.2 Action of CNL....................................................21
         -------------

     7.3 No Violations of Agreements......................................21
         ---------------------------

     7.4 Litigation.......................................................21
         ----------

(8)  COVENANTS OF OWNERS..................................................21
     -------------------

     8.1 Compliance with Laws.............................................21
         --------------------

     8.2 Construction.....................................................22
         ------------

     8.3 Insurance........................................................22
         ---------

(9)  APPORTIONMENTS.......................................................22
     --------------

     9.1 Apportionments...................................................22
         --------------

     9.2 Closing Costs....................................................22
         -------------

(10) REMEDIES.............................................................23
     --------

(11) MISCELLANEOUS........................................................24
     -------------

     11.1Agreement to Indemnify...........................................24
         ----------------------

     11.2Brokerage Commissions............................................25
         ---------------------

     11.3Notices..........................................................25
         -------

     11.4Waivers, Etc.....................................................26
         ------------

     11.5Assignment; Successors and Assigns...............................27
         ----------------------------------

     11.6Severability.....................................................27
         ------------

     11.7Counterparts, Etc................................................27
         -----------------

     11.8Governing Law; Jurisdiction; Waiver of Jury Trial................27
         -------------------------------------------------

     11.9Performance on Business Days.....................................28
         ----------------------------

     11.10Attorneys' Fees.................................................28
          ---------------

     11.11Relationship....................................................28
          ------------

     11.12Section and Other Headings......................................28
          --------------------------

                                LIST OF SCHEDULES



         Schedule A........Description of Properties

         Schedule B........Description of GACC Debt

         Schedule C........Form of Cash Management Agreement

         Schedule D........Form of Clearing Account Agreement

         Schedule E........Form of Lease

         Schedule F........Form of Memorandum of Lease

         Schedule G........Description of Motor Vehicles

         Schedule H-1......Description of Venice Property

         Schedule H-2......Description of Mountainside Property

         Schedule H-3......Description of Friendship Heights Property

         Schedule H-4......Description of Charlotte Property

         Schedule H-5......Description of Winston-Salem Property

         Schedule H-6......Description of Raleigh Property

         Schedule H-7......Description of Brentwood Property

         Schedule H-8......Description of Stamford Property

         Schedule H-9......Description of Middletown Property

         Schedule H-10.....Description of Buckhead Property

         Schedule H-11.....Description of Naples Property

         Schedule I........Permitted Encumbrances

         Schedule J........Form of Pledge Agreement

         Schedule K........Form of SNDA

         Schedule L........Title Commitments

         Schedule M........Surveys

         Schedule N........Environmental Reports

         Schedule O........FF& E Schedule

                      REFINANCING AND ACQUISITION Agreement

     THIS REFINANCING AND ACQUISITION Agreement (this "Agreement") is made as of the 30th day of September, 2002 (the "Effective Date"), by and among CNL RETIREMENT PARTNERS, LP, a Delaware limited partnership ("CNL"), PRIME CARE PROPERTIES, LLC, an Indiana limited liability company ("PCP"), PC1, LLC, an Indiana limited liability company ("PC1"), PC2, LLC, an Indiana limited liability company ("PC2"), PRIME CARE ONE, LLC, an Indiana limited liability company ("Prime Care One"), and PRIME CARE TWO, LLC, an Indiana limited liability company ("Prime Care Two") (PCP, PC1, PC2, Prime Care One and Prime Care Two are hereinafter collectively referred to as "Prime Care") and THOMAS E. PHILLIPPE, JR. ("Phillippe").

                              W I T N E S S E T H:

     WHEREAS, Prime Care, through its Affiliates (this and other capitalized terms used and not otherwise defined herein having the meanings ascribed to such terms in Section 1), is the owner of the eleven (11) assisted living/senior living facilities more particularly described on Schedule A attached hereto and by this reference made a part hereof (each a "Property" and together, the "Properties"); and

     WHEREAS, the Properties are encumbered by certain existing debt payable to German American Capital Corporation, a Maryland Corporation ("GACC"), as more particularly described on Schedule B attached hereto and by this reference made a part hereof (the "GACC Debt"); and

     WHEREAS, Prime Care is seeking to refinance the GACC Debt; and

     WHEREAS, CNL has agreed to provide funding to Prime Care to facilitate such refinancing; and

     WHEREAS, Prime Care and CNL desire to enter into a transaction whereby (i) CNL will make certain loans to the Prime Care Entities as more particularly described hereinafter (the "CNL Loans") for the purpose of refinancing the GACC Debt, (ii) Prime Care will use the proceeds of the CNL Loans to pay off the GACC Debt, (iii) Prime Care will reorganize the Prime Care Entities, (iv) Prime Care will transfer the Properties to eleven separate limited partnerships to be formed by CNL or its Affiliates (each a "Property Transferee") that will thereby acquire all of Prime Care's right, title and interest in and to the Properties,
(v) Prime Care One and Prime Care Two (hereinafter sometimes referred to individually as a "Lessee" or together as the "Lessees") and CNL will secure the CNL Loans with a "financing lease" and related documentation to be entered into by and between the Lessees and the Property Transferees, for each of the respective Properties, (vi) Lessees will enter into eleven separate Operating Agreements with Marriott Senior Living Services, Inc., a Delaware corporation ("Operator") pursuant to which each of the Properties will be managed and operated by Operator, and (vii) Phillippe, who is a principal of the Prime Care Entities, will contribute Two Million and No/100 Dollars ($2,000,000.00) to the surviving Lessee Entity or Entities, which shall serve as a restricted cash lease guaranty for the of Properties, all pursuant to the terms and conditions hereinafter set forth; and

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, CNL, Prime Care and Phillippe hereby agree as follows:

(1) DEFINITIONS.

     Capitalized terms used in this Agreement and not defined elsewhere herein shall have the meanings set forth below, in the Section of this Agreement referred to below, or in such other document or agreement referred to below:

     1.1 "Act of Bankruptcy" shall mean: (i) if a party hereto or any general partner or member thereof shall (a) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or all of or a substantial part of its property; (b) admit in writing its inability to pay its debts as they become due; (c) make a general assignment for the benefit of its creditors; (d) file a voluntary petition or commence a voluntary case or proceeding under the Federal Bankruptcy Code (as now or hereafter in effect); (e) be adjudicated a bankrupt or insolvent; (f) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts;
(g) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case or proceeding under the Federal Bankruptcy Code (as now or hereafter in effect); or (h) take any corporate or partnership action for the purpose of effecting any of the foregoing; or (ii) if the proceeding or case shall be commenced, without the application or consent of a party hereto or any general partner thereof in any court of competent jurisdiction seeking (1) the liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of debts, of such party or general partner or member; (2) the appointment of a receiver, custodian, trustee or liquidator for such party or general partner or all or any substantial part of its assets; or (3) other similar relief under any law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts, and such proceeding or case shall continue undismissed; or
(iii) an order (including an order for relief entered in an involuntary case under the Federal Bankruptcy Code, as now or hereinafter in effect), judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of sixty (60) consecutive days.

     1.2"Affiliate" shall mean any Person owned by, under common control with or controlled, directly or indirectly, by another Person. For the purposes of this Agreement, an "Affiliate" shall also mean and include a parent Entity, or the Person which controls (directly or indirectly) another Person. The plural of Affiliate is "Affiliates".

     1.3 "Agreement" shall mean this Refinancing and Acquisition Agreement, together with Schedules A through P hereto, as it and they may be amended from time to time as herein provided.

     1.4 "Applicable Property Transferee" shall mean, with respect to each Property, the Property Transferee that acquires title to such Property or one hundred percent (100%) of the membership interests in the entity that currently holds title to such Property at the Closing. The Applicable Property Transferee for each Property shall be Entities to be formed by CNL or its Affiliates as follows: the Applicable Property Transferee with respect to the (i) Venice
Property shall be CNL Retirement PC1 Venice FL, LP, a Delaware limited partnership; (ii) Mountainside Property shall be CNL Retirement PC1 New Jersey, LP, a Delaware limited partnership; (iii) Friendship Heights Property shall be CNL Retirement PC1 Friendship Heights MD, LP, a Delaware limited partnership;
(iv) Charlotte Property shall be CNL Retirement PC1 North Carolina, LP, a Delaware limited partnership; (v) Winston-Salem Property shall be CNL Retirement PC1 North Carolina, LP, a Delaware limited partnership; (vi) Raleigh Property shall be CNL Retirement PC1 North Carolina, LP, a Delaware limited partnership;
(vii) Brentwood Property shall be CNL Retirement PC1 New Jersey, LP, a Delaware limited partnership; (viii) Stamford Property shall be CNL Retirement PC1 Stamford CT, LP, a Delaware limited partnership; (ix) Middletown Property shall be CNL Retirement PC1 New Jersey, LP, a Delaware limited partnership; (x) Buckhead Property shall be CNL Retirement PC1 Buckhead GA, LP, a Delaware limited partnership and (xi) Naples Property shall be CNL Retirement PC1 Naples FL, LP, a Delaware limited partnership.

     1.5 "As-Built Drawings" shall mean, with respect to each Property, the final "as-built" plans and specifications for the Improvements located on such Property, which have been furnished by Prime Care to CNL pursuant to Section 4.3 of this Agreement.

     1.6 "Assets" shall mean, with respect to each Property, all of the FF&E, the Contracts and the Intangible Property, collectively, owned as of the Closing Date by Owner in connection with or relating to such Property, other than any Excluded Assets.

     1.7 "Brentwood Property" shall mean the Property located in Brentwood, Tennessee.

     1.8 "Buckhead Property" shall mean the Property located in Atlanta, Georgia.

     1.9 "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which banking institutions in the State of Maryland are authorized by law or executive action to close.

     1.10 "Cash Management Agreement" shall mean the Cash Management Agreement in the form attached hereto as Schedule C to be entered into as of the Closing Date by each Applicable Property Transferee, the Lessees and Operator.

     1.11 "Charlotte Property" shall mean the Property located in Charlotte, North Carolina.

     1.12 "Clearing Account Agreement" shall mean the Clearing Account Agreement in the form attached hereto as Schedule D to be entered into as of the Closing Date with respect to each Property by each Applicable Property Transferee, the applicable Lessee and Operator.

     1.13  "Closing"  shall have the meaning  given such term in Section 3.

     1.14 "Closing Date" shall mean on or before  September 30, 2002.

     1.15 "CNL" shall mean CNL Retirement Partners, LP, a Delaware limited partnership, and its permitted successors and assigns.

     1.16 "Contracts" shall mean, with respect to each Property, (a) equipment leases relating to telephone switches and voice mail benefiting the Property and to which Owner or its Affiliates is a party, (b) motor vehicle leases relating to motor vehicles used in the operation of the Property and to which Owner or its Affiliates is a party and (c) any other equipment leases to which Owner or its Affiliates is a party that benefit the Property, are disclosed in writing to CNL on or before the Closing, are reasonably acceptable to CNL and are to survive the Closing.

     1.17 "Controlling Interest" shall mean: (a) as to a corporation, the right to exercise, directly or indirectly, more than fifty percent (50%) of the voting rights attributable to the shares of the Entity (through ownership of such shares or by contract), and (b) as to an Entity not a corporation, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of the Entity.

     1.18 "Effective Date" shall have the meaning set forth in the preamble to this Agreement.

     1.19 "Entity" shall mean any corporation, general partnership, limited liability partnership, limited partnership, limited liability limited partnership, limited liability company, stock company or association, joint venture, company, trust, bank, trust company, land trust, business trust, cooperative, any government or agency or political subdivision thereof or any other entity.

     1.20  "Environmental  Reports"  shall have the  meaning  given such term in
Section 2.5.

     1.21 "Excluded Assets" shall mean, with respect to each Property:(i) any right, title or interest in any name containing any of the names "Marriott," "Brighton Gardens," "Maple Ridge," and other marks used, or that may in the future be used, by Marriott International, Inc. a Delaware corporation ("MI"), Operator their Affiliates (and Operator and MI shall have the right to remove any such name or mark appearing on any signage or other property pursuant to the terms of the Operating Agreement); (ii) all property owned by the Owner or any of its Affiliates, not normally located at its Property and used, but not exclusively, in connection with the operation of such Property; (iii) any FAS associated with the Property; (iv) any Inventories located at the Property; (v) all items, tangible or intangible, consisting of Proprietary Information; (vi) computer software; (vii) all books, ledger sheets, files and records; (viii) all contracts pertaining to the operation of the Property other than the Contracts;
(ix) any software, manuals, brochures or directives used by the Owner or any of its Affiliates, in the operation of the Property; and (x) all Motor Vehicles.

     1.22 "FAS" shall have the meaning given the term "Fixed Asset Supplies" in the Operating Agreement.

     1.23 "FF&E" shall mean, with respect to each Property, all appliances, machinery, devices, fixtures, appurtenances, equipment, furniture, furnishings and articles of tangible personal property of every kind and nature whatsoever owned by the Owner or any of its Affiliates, and located in or at, or used in connection with the ownership, operation or maintenance of, such Property, other than motor vehicles, but in any event excluding any Excluded Assets.

     1.24 "FF&E Schedule" shall have the meaning given such term in Section 4.7.

     1.25 "Friendship Heights Property" shall mean Property located in Chevy Chase, Maryland.

     1.26 "GACC Loan Payoff Deposit" shall mean the sum of $1,800,000.00 paid by CNL to GACC as of the Effective Date hereof for the purpose of establishing the payoff amount GACC will accept to fully satisfy, release and discharge the GACC Debt.

     1.27 "Improvements" shall mean, with respect to each Property, all buildings, fixtures, walls, fences, landscaping and other structures and improvements situated on, affixed or appurtenant to the Real Property, including, but not limited to, all pavement, access ways, curb cuts, parking, kitchen and support facilities, meeting and conference rooms, swimming pool facilities, recreational amenities, office facilities, drainage system and facilities, air ventilation and filtering systems and facilities and utility facilities and connections for sanitary sewer, potable water, irrigation, electricity, telephone, cable television and natural gas, if applicable, to the extent the same form a part of such Property and all appurtenances thereto acquired by the Applicable Property Transferee in connection with Applicable Property Transferee's acquisition of such Property pursuant to the terms of this Agreement.

     1.28 "Intangible Property" shall mean, with respect to each Property, all transferable or assignable (a) Permits, and (b) certificates, licenses, warranties, guarantees and Contracts held by Owner and/or its Affiliates, other than (x) the Excluded Assets and (y) such Permits which are to be held by, or transferred to, the Lessee and/or Operator in order to permit the Lessee and/or Operator, respectively, to operate such Property in accordance with the terms of the Lease and the Operating Agreement.

     1.29 "Inventories" shall have the meaning given such term in the Operating Agreement.

     1.30 "Lease" shall mean the lease agreement to be entered into at the Closing by the Applicable Property Transferees and the Lessees, substantially in the form attached hereto as Schedule E. CNL, Prime Care and Phillippe intend that the Lease will be a "Financing Lease" and that for state, real estate, commercial law and bankruptcy and federal, state and local income tax purposes, but not for financial accounting purposes, the Lease will be a financing arrangement and preserve beneficial ownership of the Properties and Improvements in the Lessee. CNL, Prime Care and Phillippe further intend that the Lease will be a "Bondable Lease" pursuant to which the financial and other risks of operation and ownership rest upon the Lessees, and that the Applicable Property Transferee shall have no obligation for any risks of ownership and operation of the Properties, including without limitation, costs and expenses for capital improvements and working capital required pursuant to the Operating Agreement. A memorandum of such Lease, in the form attached hereto as Schedule F, will be entered into by the Applicable Property Transferee and Lessee and recorded among the applicable public records.

     1.31 "Lessees" shall mean Prime Care One, LLC and Prime Care Two, LLC, both Indiana limited liability companies, which each shall at all relevant times hereunder (i) be a bankruptcy remote, single purpose entity whose sole business shall be the ownership of Lessees' interest(s) under the Lease, and (ii) not amend or modify its operating agreement without the prior written consent of CNL. Notwithstanding the foregoing to the contrary, CNL and Prime Care acknowledge and agree that Prime Care Two may merge into Prime Care One after Closing, provided that Prime Care can arrange for the transfer of all applicable Permits from Prime Care Two to Prime Care One in accordance with all applicable and governing laws, rules and regulations.

     1.32 "Middletown Property" shall mean the Property located in Middletown, New Jersey.

     1.33 "Motor Vehicles" shall mean those motor vehicles owned by either Owner and used by such Owner and/or Operator in connection with the operation of any Property as more particularly described in Schedule G attached hereto, and upon which the Applicable Property Transferee shall have a lien.

     1.34 "Mountainside Property" shall mean Property located in Mountainside, New Jersey.

     1.35  "Naples   Property"  shall  mean  the  Property  located  in  Naples,
Florida.

     1.36 "Operating Agreement" shall mean the applicable operating agreement to be entered into as of the Closing Date with respect to each Property, between Lessee and Operator, substantially in the form attached hereto at Schedule G.

     1.37 "Operator" shall mean Marriott Senior Living Services, Inc., a Delaware corporation.

     1.38 "Owner" shall mean: (i) Prime Care One, LLC with respect to the Venice Property described on Schedule H-1 attached hereto, the Mountainside Property described on Schedule H-2 attached hereto, the Friendship Heights Property described on Schedule H-3 attached hereto, and the Charlotte Property described on Schedule H-4 attached hereto; and (ii) Prime Care Two, LLC with respect to the Winston-Salem Property described on Schedule H-5 attached hereto, the Raleigh Property described on Schedule H-6 attached hereto, the Brentwood Property described on Schedule H-7 attached hereto, the Stamford Property described on Schedule H-8 attached hereto, the Middletown Property described on Schedule H-9 attached hereto, the Buckhead Property described on Schedule H-10 attached hereto, and the Naples Property described on Schedule H-11 attached hereto.

     1.39 "Permits" shall mean, with respect to each Property, all governmental permits and approvals, including licenses and authorizations, required for the construction, ownership and operation of the assisted living/senior living facilities within and on the Improvements, including without limitation healthcare regulatory licenses, skilled nursing facility licenses, residential care for the elderly licenses, assisted living licenses, Medicare and/or Medicaid authorizations or licenses, occupational licenses and/or qualifications to do business, certificates of occupancy, building permits, signage permits, site use approvals, zoning certificates, environmental and land use permits, and any and all necessary approvals from state or local authorities and other approvals granted by any public body or by any private party pursuant to a recorded instrument relating to such Property and such assisted living/senior living facilities.

     1.40  "Permitted  Encumbrances"  shall mean, with respect to each Property:
(a) any and all matters affecting title to the Property as shown on Schedule I hereto; (b) liens for taxes, assessments and governmental charges with respect to the Property not yet due and payable or due and payable but not yet delinquent; (c) applicable zoning regulations and ordinances and other governmental laws, ordinances and regulations provided the same do not prohibit or impair in any material respects the use of the Property as an assisted living/senior living facility, as contemplated by this Agreement; (d) such other nonmonetary encumbrances which do not, in CNL's reasonable opinion, impair marketability, prohibit or impair in any material respect the use of the Property as a fully functioning assisted living/senior living facility as contemplated by this Agreement, or impose any additional material costs or expenses on CNL; (e) any utility, drainage or other easements which are customary in connection with (or which reasonably serve) the Improvements (provided that the same do not lie under any building unless the easements are not necessary for the Property and can be vacated) and with respect to which there are no material violations as of the Closing Date; (f) the Lease, Memorandum of Lease and SNDA for the Property; (g) such other nonmonetary encumbrances with respect to the Property which are not objected to by CNL in accordance with Sections 2.3 and 2.4; and (h) such matters as are disclosed by the Surveys.

     1.41 "Person" shall mean any individual or Entity, and the heirs, executors, administrators, legal representatives, successors and assigns of such Person where the context so admits.

     1.42 "Pledge Agreement" shall mean the Deposit Account Pledge Agreement to be entered into as of the Closing Date by Lessees for the benefit of CNL, substantially in the form attached hereto as Schedule J, pursuant to which $2,000,000.00 previously delivered by Lessees to CNL Bank shall be held as restricted cash for purposes of covering shortfalls as more particularly described therein.

     1.43  "Property"  shall  mean any of the Real  Property,  Improvements  and
Assets, inclusive, with respect to each of the eleven (11) assisted living/senior living facilities identified in Schedule A hereto, as the case may be and/or the context shall require. For the purposes of this Agreement, the term "Properties" shall mean and refer to all of the foregoing collectively.

     1.44 "Property Transferee" shall mean each entity that acquires title at the Closing to one of the eleven Properties (as the same are more particularly identified in Section 1.4 above).

     1.45 "Proprietary Information" shall mean (a) all computer software and accompanying documentation (including all future upgrades, enhancements, additions, substitutions and modifications thereof), other than that which is commercially available, which are used by MI, any Owner or the Operator or any Affiliate thereof in connection with the property management system and all future electronic systems developed by MI, any Owner or the Operator or any Affiliate thereof for use with respect to any Property, (b) all manuals, brochures and directives used by MI, any Owner or the Operator or any Affiliate thereof with respect to the procedures and techniques to be used in operating any Property, and (c) employee records which must remain confidential either under applicable legal requirements or under reasonable corporate policies of MI, any Owner or the Operator or any Affiliate thereof; provided, however, employee records with respect to any employee who continues to be employed at any Property after the termination of Operator under the Operating Agreement shall not constitute Proprietary Information.

     1.46 "Raleigh Property" shall mean the Property located in Raleigh, North Carolina.

     1.47 "Real Property" shall mean, with respect to each Property, the real property described in the applicable Schedules J-1 through J-11 hereto, together with all easements, rights of way, privileges, licenses and appurtenances which the Owner may now own or hereafter acquire with respect thereto.

     1.48 "SNDA" shall mean the Assignment of Operating Agreement, Subordination of Management Fees and Non-Disturbance and Attornment Agreement substantially in the form of Schedule K attached hereto to be entered into as of the Closing Date by Operator, Lessee and the Applicable Property Transferee, which shall be applicable to the Properties after the Closing Date.

     1.49 "Stamford Property" shall mean the Property located in Stamford, Connecticut.

     1.50 "Title Commitments" shall have the meaning given such term in Section 2.3.

     1.51 "Title  Company"  shall mean Chicago  Title  Insurance  Company.

     1.52  "Venice   Property"  shall  mean  the  Property  located  in  Venice,
Florida.

     1.53   "Winston-Salem   Property"  shall  mean  the  Property   located  in
Winston-Salem,  North  Carolina.

(2)  REFINANCE,  PROPERTY  TRANSFER  AND  LEASE; DILIGENCE.

     2.1 Refinance, Property Transfer and Lease. CNL hereby agrees to make the CNL Loans to Prime Care and, in consideration thereof and as security therefore, Prime Care hereby agrees to transfer fee simple title in and to the Properties to CNL, or, in the alternative, to transfer one hundred percent (100%) of the membership interests in the entity(ies) that currently holds title to each of such Properties to CNL, subject to and in accordance with the terms and conditions of this Agreement. Also in consideration of the mutual covenants herein contained, upon, and subject to, acquisition by CNL of the Properties or one hundred percent (100%) of the membership interests in the entity(ies) that currently hold title to any of the Properties, CNL hereby agrees to simultaneously lease to Lessees, and Lessees hereby agree to simultaneously lease from CNL, each of such Properties, on the terms and conditions of the Lease, and in accordance with the terms of this Agreement. Also in consideration of the mutual covenants herein contained, Prime Care hereby agrees to convey to either CNL or Lessees, at CNL's election, the existing FAS associated with the Properties and the existing Inventories located at the Properties, on the terms and conditions set forth herein, together with the working capital associated with the Properties (as defined in the Operating Agreement) at the Closing.

     2.2 Diligence Inspections. Prior to the Closing, and on the terms and conditions set forth below, CNL shall have the right to inspect the Properties and investigate the conditions of the Properties, including without limitation, the environmental, geotechnical, physical, market and economic conditions thereof. To the extent that, in connection with such investigations, CNL, or its agents, representatives or contractors, damages or disturbs any of the Properties, CNL shall return the same to substantially the same condition which existed immediately prior to such damage or disturbance. CNL shall indemnify, defend and hold harmless the Prime Care from and against any and all expense, loss or damage (including, without limitation, reasonable attorneys' fees) which Prime Care may incur as a result of any act or omission of CNL, or its representatives, agents or contractors in connection with any such inspections and investigations, other than any expense, loss or damage arising from any act or omission of Prime Care. The foregoing indemnification agreement shall, with respect to each Property, survive the termination of this Agreement or the Closing hereunder for a period of one (1) year.

     2.3 Title Matters. CNL shall have the right to review and approve the state of title to each Property and all exceptions thereto reflected in the written commitments for an ALTA owner's policy of title insurance (together with a Recharacterization Endorsement and such other endorsements as CNL shall deem necessary, in its sole and absolute discretion) with respect to each Property attached hereto as Schedule L (collectively, the "Title Commitments"). Each Owner shall cause all mortgages, deeds of trust and other monetary liens encumbering its Property to be released at or prior to the Closing; provided, however, such liens may continue to encumber the Property at the Closing if the Title Company is willing to insure over such liens in a manner acceptable to CNL and such liens are released promptly following the Closing. Owner's obligation to cause the release of any such liens pursuant to the immediately preceding sentence shall survive the Closing.

     2.4 Survey. CNL shall have the right to review and approve the surveys (collectively, the "Surveys") for the Properties and all matters shown thereon, which surveys are identified on Schedule M attached hereto.

     2.5 Environmental Reports. CNL shall have the right to review and approve the environmental condition of each Property as existing as of the Effective Date and as reflected in the environmental report or reports in respect of each Property identified in Schedule N hereto.

(3) TRANSACTION CLOSING.

     The refinance of the GACC Debt, the transfer and lease of the Properties and the other transactions contemplated hereby shall be consummated on or before September 30, 2002, unless extended by mutual agreement of the parties hereto (the "Closing"). The Closing shall be held in escrow with the Title Company at the New York offices of Greenberg Traurig, P.A., or at such other location as CNL and Prime Care may agree, and shall simultaneously include the following events:

     3.1 CNL Loans. At the Closing and upon performance of the obligations of Prime Care as set forth herein as conditions precedent to such funding and upon the execution of the Lease and related documentation by Lessees and CNL as hereinafter set forth, the CNL Loans (less the GACC Loan Payoff Deposit previously advanced) shall be advanced to the Prime Care Entities by wire transfer of immediately available funds to an account or accounts to be designated by Prime Care prior to the Closing, as follows:



              BORROWER                                LOAN AMOUNT
------------------------------------------- -------------------------------


Prime Care Properties, LLC                                    $4,470,000.00
------------------------------------------- -------------------------------


Prime Care Properties, LLC                                      $250,000.00
------------------------------------------- -------------------------------


PC1, LLC                                                     $10,000,000.00
------------------------------------------- -------------------------------


PC2, LLC                                                      $9,000,000.00
------------------------------------------- -------------------------------


Prime Care One, LLC                                          $31,392,562.00
------------------------------------------- -------------------------------


Prime Care Two, LLC                                          $54,607,438.00
------------------------------------------- -------------------------------


TOTAL                                                       $109,720,000.00
------------------------------------------- -------------------------------

     3.2 Payoff of GACC Debt. At the Closing, the Prime Care Entities identified in Section 3.1 above shall use the proceeds of the CNL Loans to fully satisfy, release and discharge the GACC Debt, except the first loan to Prime Care Properties, LLC is to be used directly to reimburse the CNL entities for due diligence and transaction costs incurred by such Entities. If the pay-off of the GACC Debt exceeds the total amount of $105,250,000.00 for any reason (including the situation where a payment is received by GACC after September 30, 2002), such additional pay-off amount, at the sole option of CNL, may be made and will thus increase the aggregate Loan Amount (as set forth above) and the "Lease Basis" under the Lease, accordingly. The Title Company shall wire transfer immediately available funds to GACC in exchange for the original promissory notes evidencing the GACC Debt, marked "paid in full," and such further release and/or satisfaction documents executed by GACC reasonably acceptable to the Title Company and CNL.

     3.3 Transfer of Properties. At the Closing, Prime Care One and Prime Care Two shall execute and deliver such documents and certificates as are necessary to transfer fee title of the Properties, or one hundred percent (100%) of the membership interests in the entity(ies) that currently hold title to the Properties, to the Applicable Property Transferee.

     3.4 Reorganization of Prime Care Entities. As soon as practical following the Closing, the Prime Care Entities identified in Section 3.1 above shall be reorganized as follows: (a) Prime Care 2 Corp., an Indiana corporation ("Prime Care 2 Corp."), will merge into Prime Care Corp., an Indiana corporation ("Prime Care Corp."); (b) Prime Care Corp. will be retained as the Managing Member of Prime Care One; (c) PC1 will dissolve and transfer its membership interest in Prime Care One to its members, PCP and Phillippe; (d) PC2 will dissolve and transfer its membership interest in Prime Care Two to its members, PCP and Phillippe; (e) It is intended that upon completion of the procedures set forth above reorganizing the Prime Care Entities, each Owner shall be the legal title holder of the Properties at the time of conveyance as set forth in Section 3.3 above.

     3.5 Execution of Lease. At the Closing, Lessee(s), as lessee, will enter into the Lease with the Property Transferees, collectively as lessor, for the purpose of securing the CNL Loans. The Lessees will execute the Lease for the Properties upon which they were, prior to the date thereof, either the Owner or holder of one hundred percent (100%) of the membership interests in the Owner, and will continue to be considered the Owner of those Properties, or if applicable, the sole holder of all of the membership interests in the Owner of those Properties, for tax purposes.

     3.6 Delivery of Pledge Agreement. At the Closing, Lessees shall deliver to Title Company the executed Pledge Agreement, pursuant to which the $2,000,000.00 previously delivered by Lessees to CNL Bank shall be held and disbursed.

(4) CONDITIONS TO CNL'S OBLIGATION TO CLOSE.

     The obligation of CNL to advance the CNL Loans and to acquire the Properties on the Closing Date shall be subject to the satisfaction or waiver of the following conditions precedent on and as of the Closing Date:

     4.1 Satisfaction of Diligence Inspections. CNL shall have (i) completed the diligence inspections described in Section 2.2 above, and (ii) determined, in its sole and absolute discretion, that the Properties are acceptable.

     4.2 Property Transferees. For the purposes of effectuating the transactions contemplated by this Agreement, on or before the Closing Date, CNL or its Affiliates shall form each of the Property Transferees. Prime Care hereby acknowledges and agrees that CNL shall have the right to assign this Agreement with respect to each Property to the Applicable Property Transferee as may be necessary in order to effectuate the intent of this Section 4.2.

     4.3 Closing Documents. Prime Care, MI, GACC, the Operator, or their respective Affiliates and/or the Lessees, as applicable, shall have delivered (or cause to be delivered) to CNL or the Property Transferees, with respect to each Property:

     (a) A Special Warranty Deed, duly executed by the Owner, conveying to the Applicable Property Transferee good and marketable title to such Property, free from all liens, encumbrances, security interests, options and adverse claims of any kind or character, subject to the Permitted Encumbrances;

     (b) An Assignment of Contracts (including any construction related contracts) in form reasonably acceptable to CNL, an Assignment of Intangible Property in form reasonably acceptable to CNL, each duly executed by the Owner (or its Affiliate, as applicable), transferring and assigning to the Applicable Property Transferee all rights, title and interest of Owner (or its Affiliate, as applicable) in the Assets (other than any existing FAS, any existing FF&E or any existing Inventories) related to such Property, together with, to the extent the same are in Owner's or its Affiliate's (or their agent's) possession, original (or copies certified by Owner as true and correct) fully executed copies of all agreements constituting any of the same;

     (c) A Warranty Bill of Sale in form reasonably acceptable to CNL, duly executed by Owner, transferring to the Applicable Property Transferee all rights, title and interest of Owner in any existing FAS associated with such Property, any FF&E associated with such Property and any existing Inventories located at such Property;

     (d) A copy of the Pledge Agreement duly executed by Lessee;

     (e) A copy of the Operating Agreement for such Property duly executed by the Operator and the Lessee;

     (f) A copy of the Lease for the Properties duly executed by the Lessee and the Property Transferees and a Memorandum of Lease for each such Property in recordable form;

     (g) A copy of the Cash Management Agreement executed by Operator, the Applicable Property Transferee and the Lessees; (

     h) A copy of the Clearing Account Agreement executed by Operator, the Applicable Property Transferee, the applicable Lessee and the designated clearing account bank;

     (i) The SNDA duly executed by the Operator, the Applicable Property Transferee and the Lessee;

     (j) An original (or if not available, a copy) of the final certificate of occupancy for such Property;

     (k)  Certified  copies  of  applicable   resolutions  and  certificates  of
incumbency with respect to each Owner, MI, Operator, the Lessee and such other Persons as CNL may reasonably require;

     (l) Original certificate of good standing or certificate of existence from the Secretary of State for each Prime Care Entity and such other Persons as CNL may reasonably require;

     (m) A certificate of a duly authorized officer or manager of each of Owner and Lessee confirming the continued truth and accuracy of its representations and warranties in this Agreement (subject to such changes as Owner has given notice of to CNL pursuant to Section 6 and subject to Section 4.4(b));

     (n) The "As-Built" Drawings;

     (o) Copies of the Permits (certified by Owner as true and correct);

     (p) Copies of the Contracts (certified by Owner as true and correct);

     (q) The original (or if not available, copies) of any and all warranties and guarantees pertaining to the Improvements, specifically including the manufacturer's roof membrane warranty issued with respect to the buildings comprising the Improvements;

     (r) The FF&E Schedule;

     (s) An owner's affidavit executed by Owner in form of reasonably acceptable to CNL and the Title Company for the purpose of satisfying any request for the same in the applicable Title Commitments;

     (t) A settlement statement;

     (u) Assignments of this Agreement by CNL to each of the Applicable Property Transferees as it relates to the applicable Property if deemed necessary or appropriate by CNL;

     (v) Satisfaction/release documents executed by GACC in form reasonably acceptable to CNL and the Title Company to evidence the full satisfaction, release and discharge of the GACC Debt;

     (w) Such other documents, certificates and other instruments as may be reasonably required to consummate the transaction contemplated hereby;

     (x) Opinion letters from counsel for Prime Care in reasonably acceptable form approved by CNL and opining to the due formation, existence, and authorization of the Prime Care Entities, the enforceability of the transaction documents under applicable Indiana law, and that there are no conflicts, claims or judgments against the Prime Care Entities; and

     (y) Proof of compliance with bulk sale requirements or regulations, if applicable.

     4.4 Condition of  Properties.

     (a) No action shall be pending or threatened for the condemnation or taking by power of eminent domain of all or any material portion of any Property.

     (b) All material and applicable Permits and other authorizations necessary for the current use, occupancy and operation of the Properties shall be in full force and effect; however, in the event that any Owner fails to obtain any such Permits or other authorizations and discloses same to CNL, CNL may, but shall not be required to, waive such Owner's compliance with Section 6.10 of this Agreement and proceed with the Closing.

     (c) There shall not be a substantial adverse condition arising relative to the Property from and after the Effective Date of this Agreement.

     4.5 Title Policies and Surveys.

     (a) The Title Company shall be prepared, subject only to payment of the applicable premium and delivery of all conveyance documents, to issue the title policies pursuant to the Title Commitments as approved by CNL.

     (b) CNL shall have  received and approved  the Surveys in  accordance  with
Section 2.4.

     4.6 Intentionally Deleted.

     4.7 FF&E Schedule. Attached hereto as Schedule O is a schedule (the "FF&E Schedule") of all FF&E at each Property owned by each Owner and which FF&E is intended to be part of the Assets to be transferred to and owned by the Applicable Property Transferees upon and following the Closing. Upon reasonable prior notice to each Owner, CNL shall be entitled to inspect the FF&E at the applicable Property prior to the Closing in order to confirm and verify the FF&E Schedule.

     4.8 Permit Transfers. To the extent permitted under applicable and governing laws, rules and regulations, the Lessees and/or Operator shall retain all Permits held in their respective names; otherwise, Prime Care shall have completed the transfer and assignment of all of the Permits to the Applicable Property Transferee and/or the Lessees and/or Operator of each Property, to the extent the same may be or are required to be effectuated at or prior to the Closing under applicable and governing laws, rules and regulations. To the extent any of the Permits are required to be transferred but cannot be transferred or assigned at or prior to the Closing, alternative arrangements that are satisfactory to CNL and the Lessees shall have been implemented to assure that the Applicable Property Transferee and/or the Lessees shall have the benefit of such Permits, and Prime Care, the Applicable Property Transferee and/or the Lessees shall cooperate and use their respective commercially reasonable efforts to complete the transfer and assignment of the Permits as contemplated in the foregoing sentence promptly after the Closing. This Section
4.8 shall  survive  the  Closing  for a period of one year.

     4.9 Other.

     (a) The representations and warranties of Prime Care set forth in Section 6 hereof (as the same may have been changed by notice from Prime Care as provided therein) shall be true, correct and complete in all material respects on and as of the Closing Date;

     (b) No Act of Bankruptcy on the part of any Owner, MI, Operator or Lessee shall have occurred and remain outstanding as of the Closing Date;

     (c) Each Owner shall be the sole owner of good and marketable title to its Property free and clear of all liens, encumbrances, restrictions, conditions and agreements (other than the Permitted Encumbrances and this Agreement);

     (d) There shall be no unsatisfied state or Federal tax liens against or affecting any Owner (or any Member thereof) which is due and payable, or any tax audit of such Owner (or any Member thereof) in process, which could result in a lien against any Property; and

     (e) There shall be no outstanding, unsettled claim against any Owner arising under any insurance policies in respect of such Owner or its Property which could result in a lien against the Property.

     (5) CONDITIONS TO PRIME CARE'S OBLIGATION TO CLOSE.

     The obligation of Prime Care to convey and transfer to CNL or the Property Transferees the Properties on the Closing Date is subject to the satisfaction or waiver of the following conditions precedent on and as of the Closing Date:

     5.1 CNL Loans. CNL shall advance the CNL Loans to Prime Care or its Affiliates as provided in Section 3.2, upon the satisfactory completion of Prime Care's obligations as set forth herein.

     5.2 Closing Documents. CNL or the Applicable Property Transferee, as the case may be, shall have delivered to Prime Care:

     (a) Duly executed and acknowledged counterparts of the documents described in Subsections 4.3(f), (g), (h), (i), (t) and (u) above;

     (b) A certificate of a duly authorized officer of CNL confirming the continued truth and accuracy of the representations and warranties of CNL in this Agreement;

     (c) Certified copies of applicable resolutions, certificates of good standing, and certificates of incumbency with respect to CNL, the Applicable Property Transferees and such other Persons as the Prime Care may reasonably require; and

     (d) Such other documents, certificates and other instruments as may be reasonably required to consummate the transaction contemplated hereby. 5.3 Intentionally Deleted.

     (6)  REPRESENTATIONS  AND  WARRANTIES OF PRIME CARE.

     To induce CNL to enter into this Agreement, each Owner represents and warrants to CNL as follows:

     6.1 Status and Authority of Owner. Each Owner is a limited liability company duly organized, validly existing and in good standing under the laws of its state of organization, and has all requisite power and authority under the laws of such state and its respective charter documents to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. Each Owner is duly qualified to transact business and is in good standing in the state in which its Property is located.

     6.2 Employees. Each Owner or Operator shall be responsible for payment of all wages and salaries payable to, and all vacation pay, pension and welfare benefits and other fringe benefits accrued with respect to all individuals employed by such Owner at its Property relating to the period prior to the Closing, and Operator, pursuant to the terms of the Operating Agreement, shall be responsible for payment of all wages, salaries and vacation pay, pension, welfare and other benefits relating to the period commencing on and from and after the Closing. All of the employees at each Property prior to the Closing Date are employees of the Operator and Operator shall continue to employ such employees immediately after the Closing Date except for those employees which may be terminated in the ordinary course of business unrelated to the transfer of the Property. At no time hereunder, upon the Closing or under the Lease, shall any of the employees at the Property, including employees of Owner or Operator, be or be deemed to be the employees of CNL, nor shall such employees, upon and after the Closing, be or be deemed to be transferred to CNL. If required, each Owner or the Operator, as applicable, will comply with the notice and other requirements under the Worker Adjustment Retraining and Notification Act ("WARN Act"), the Consolidated Omnibus Budget Reconciliation Act ("COBRA") or any similar state or local legislation with respect to such employee matters, and such obligation shall survive the Closing, notwithstanding anything to the contrary in the WARN Act. Because CNL at no time will be or be deemed to be the employer of employees at any Property, it is expressly understood and agreed that CNL is not and shall not be responsible or liable, directly or indirectly, for payment of any benefits, severance liability, compensation, pay or other obligations, of whatever nature, due or alleged to be due to any employee at any Property including employees of Operator, or of any Owner attributable to any time period up to, upon and after the Closing Date. Similarly, there shall be no union agreements, pension plans, health plans, benefit plans, deferred compensation plans, bonus plans or vacation plans or similar agreements for or concerning such employees which shall be binding upon CNL. Nothing contained in this Section 6.2 shall be construed to affect any of the rights and obligations of the parties under the Operating Agreement.

     6.3 Existing Agreements. There are no (or will not be at the Closing) service contracts, maintenance agreements, leasing commissions or brokerage agreements, repair contracts, property management contracts, contracts for the purchase or delivery of labor, services, materials or goods, supplies or equipment, leases, licensees or occupancy agreements, or similar agreements entered into by or on behalf of any Owner with respect to any Property which will be obligations of CNL after the Closing, other than (i) the Permitted Encumbrances, (ii) the documents to be assigned to CNL pursuant to the terms hereof, (iii) the Contracts, (iv) the Lease, (v) the SNDA, (vi) the Operating Agreement, (vii) the Cash Management Agreement, (viii) the Clearing Account Agreement, and (ix) any other document or instrument given or entered into in connection with Closing. Nothing contained in this Section 6.3 shall be construed to affect any of the rights and obligations of the parties under the Operating Agreement. Notwithstanding the foregoing, if Owner does not obtain the consent from the applicable lessor necessary to assign to CNL any equipment leases with respect to its Property (each an "Equipment Lease"), Owner shall sublease such equipment to CNL pursuant to the terms of the applicable Equipment Lease provided that such subletting is not prohibited under such Equipment Lease; if subletting is prohibited under such Equipment Lease, Owner or its parent shall provide an alternative arrangement for CNL to have use of such equipment or for CNL to enter into a new agreement for use of such or similar equipment on comparable terms.

     6.4 Tax Returns. All privilege, gross receipts, excise, sales and use, personal property and franchise taxes with respect to each Property resulting from its operations prior to the Closing will be paid by Owner as and when due and payable, and all tax returns for such taxes shall be prepared and duly filed by such Owner prior to the Closing Date, or will be prepared and duly filed by such Owner prior to the due date (including extensions thereof) under applicable law. All taxes, if any, shown on the returns described in this Section 6.4 or otherwise, determined to be due prior to the Closing, together with any interest or penalties thereon, will be paid by each Owner prior to the Closing, or allowance made therefor at the Closing.

     6.5 Action of Owners. Each Owner has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and upon the execution and delivery of any document to be delivered by each Owner on or prior to each Closing Date, such document shall constitute the valid and binding obligation and agreement of such Owner, as applicable, enforceable against such Owner, as applicable, as the case may be, in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors and general principles of equity. The Person or Persons executing and delivering this Agreement or any other document to be delivered by any Owner on or prior to the Closing Date is or shall have been prior to the Closing Date, duly authorized to execute and deliver such documents on behalf of Owner as applicable.

     6.6 No Violations of Agreements. Neither the execution, delivery or performance of this Agreement by Prime Care, nor compliance with the terms and provisions hereof, will result in any breach of the terms, conditions or provisions of, or conflict with or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any Property pursuant to the terms of any indenture, mortgage, deed of trust, note, evidence of indebtedness or any other agreement or instrument by which any Owner is bound.

     6.7 Litigation. Prime Care has not received written notice of and, to Prime Care's knowledge, no investigation, action or proceeding is pending or, to Prime Care's knowledge, threatened, and Prime Care has not received written notice of and, to Prime Care's knowledge, no investigation looking toward such an action or proceeding has begun, which (a) questions the validity of this Agreement or any action taken or to be taken pursuant hereto, or (b) may result in or subject any Property to a material liability which is not covered by insurance, whether or not CNL is indemnified by Prime Care with respect to the same, or (c) involves condemnation or eminent domain proceedings against any material part of any Property.

     6.8 Not A Foreign Person. No Owner is a "foreign person" within the meaning of Section 1445 of the United States Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

     6.9 Construction Contracts; Mechanics' Liens. At the Closing, there will be no outstanding contracts made by any Owner for the construction or repair of any Improvements relating to its Property which have not been fully paid for or provision for the payment of which has not been made by Owner and Owner shall discharge and have released of record or bonded all mechanics' or materialmen's liens, if any, arising from any labor or materials furnished to its Property prior to the Closing to the extent any such lien is not insured over by the Title Company or bonded over pursuant to applicable law. If after the Closing a mechanics' or materialmen's lien is filed arising from any labor or materials furnished to any Property prior to the Closing, Owner shall discharge and have released of record or bonded any such mechanics' or materialmen's lien within thirty (30) days from the date Owner has notice that such mechanics' or materialmen's lien was filed.

     6.10 Permits, Licenses. As of the Closing, there will be in effect all material Permits and other authorizations necessary for the then current use, occupancy and operation of each Property, unless failure to obtain any such Permits and other authorizations is disclosed to CNL in writing, and CNL waives compliance herewith in accordance with Section 4.4(b) of this Agreement.

     6.11 Hazardous Substances. Except for matters described in the Environmental Reports, to the knowledge of each Owner, each Owner, since the date that such Owner acquired title to its Property, has not stored or disposed of (or engaged in the business of storing or disposing of, or authorized the storage or disposal of) nor has released nor caused nor authorized the release of any hazardous waste, contaminants, oil, radioactive or other material on such Property, or any portion thereof, the removal of which is required or the maintenance of which is prohibited or penalized by any applicable Federal, state or local statutes, laws, ordinances, rules or regulations, and which has not as of the Closing Date been removed from such Property in accordance with such applicable statutes, laws, ordinances, rules or regulations. To each Owner's actual knowledge, except as otherwise disclosed to CNL, including, without limitation, any matters described in the Environmental Reports, each Property is free from any such hazardous waste, contaminants, oil, radioactive and other materials, except for reasonable amounts of any such materials necessary for the maintenance, repair and operation of the Property as an assisted living/senior living facility and stored, maintained and used in accordance with applicable law.

     6.12 Insurance. Prime Care has received no written notice from any insurance carrier of defects or inadequacies in any Property which, if uncorrected, would result in a termination of insurance coverage or a material increase in the premiums charged therefor.

     6.13 Financial Information. All financial information, including, without limitation, all books and records and financial statements relating to each Property, which has been provided to CNL by Prime Care is true, correct and complete in all material respects.

     6.14 Contracts. Each Owner has performed in all material respects all of its obligations under each Contract to which the Owner is a party or is subject and no fact or circumstance has occurred, which by itself or with the passage of time or the giving of notice or both would constitute a default under any such Contract and Owner has the right to assign all of the Contracts which it is assigning to CNL or its designee pursuant to this Agreement. Further, to each Owner's knowledge, all other parties to such Contracts have performed all of their obligations thereunder in all material respects and are not in default thereunder.

     6.15 Title to FF&E. Each Owner has good and marketable title to the FF&E described on the FF&E Schedule. The FF&E that is leased rather than owned by each Owner is included in the Contracts.

     6.16 FF&E. The FF&E Schedule accurately describes in all material respects the FF&E owned by each Owner and located at the Property. As of the Closing Date, the FF&E shall comply in all material respects with the requirements of the Marriott Standards (as defined in the Operating Agreement).

     6.17 No Proffers. As of the Closing Date, each Owner shall have paid (or the provision for the payment of which has been made by such Owner) and/or performed, as applicable, all proffers, exactions, development fees, tap fees, connection charges, impact fees, improvements (including off-site improvements) and other requirements imposed by applicable law of any federal, state or local governmental or quasi-governmental authority in connection with the construction and development of the Property.

     6.18 No Violations. Each Owner has complied in all material respects with all laws, regulations, orders or other requirements issued by any governmental authority against or affecting the Property. Each Owner has not received any written notice or order from any governmental authority requiring any repairs, maintenance or improvements to the Property which have not been fully performed.


     6.19 Separate Tax Parcel. Each Property constitutes a separate parcel for purposes of ad valorem real property taxes, and is not subject to a lien for non-payment of real property taxes relating to any other property.

     6.20 No Defaults. There exists no material default on the part of any Owner with respect to any Permitted Encumbrance affecting each Property, other than those defaults which can be cured or discharged by the payment of money and for which an allowance for the payment thereof has been made at the Closing. Notwithstanding anything to the contrary contained in this Section 6 regarding the survival period for the representations and warranties made hereunder, the representation and warranty made in this Section 6.21 by each Owner shall survive the Closing for an unlimited period of time.

     6.21 American with Disabilities Act. As of the Closing Date, each Property shall comply in all material respects with the Americans with Disabilities Act and all related and applicable laws, rules, regulations and/or orders governing or relating to accessibility.

     6.22 Compliance with Bulk Sale Requirements. As of the Closing Date, Prime Care and/or each Owner shall have complied with any and all bulk sales requirements of the jurisdictions in which the Properties are located.

     6.23 GACC Debt. Prime Care and each Owner hereby represent and certify that, as of the Closing Date, upon payoff of the GACC Debt in the amount described in Section 3.2 above, no other debt or monetary lien shall encumber the Properties other than the Permitted Encumbrances and the debt and monetary lien evidenced by the Lease.

     The  representations and warranties made in this Agreement by Prime Care in
Section 6.1 through Section 6.8, inclusive, are made as of the Effective Date and shall be deemed remade by Prime Care, as of the Closing Date, with the same force and effect as if made on, and as of, the Closing Date; and the representations and warranties made in this Agreement by Prime Care, in Section
6.9 through Section 6.23, inclusive, shall be made as of the Closing Date. Except as specifically provided otherwise, all representations and warranties made in this Agreement by Prime Care shall survive the Closing for a period of one (1) year. Any action, suit or proceeding with respect to the truth, accuracy or completeness of any such representation or warranty shall be commenced and served promptly, if at all, on or before the date which is twelve (12) months after the Closing Date and, if not commenced on or before such date, thereafter shall be void and of no force or effect.

     (7) REPRESENTATIONS AND WARRANTIES OF CNL.

     To induce Prime Care to enter into this Agreement, CNL represents and warrants to Prime Care as follows:

     7.1 Status and Authority of CNL. CNL is duly organized and validly existing under the laws of the jurisdiction in which it was formed, and has all requisite power and authority under the laws of such state and under its charter documents to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. CNL and/or the Property Transferees, as appropriate, is, or will be by the Closing Date, duly qualified and in good standing in the state in which each Property is located.

     7.2 Action of CNL. CNL has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and upon the execution and delivery of any document to be delivered by CNL on or prior to the Closing Date, such document shall constitute the valid and binding obligation and agreement of CNL, enforceable against CNL in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors and general principles of equity. The Person or Persons executing and delivering this Agreement or any other document to be delivered by CNL on or prior to the Closing Date is or shall have been prior to the Closing Date, duly authorized to execute and deliver such documents on behalf of CNL.


     7.3 No Violations of Agreements. Neither the execution, delivery or performance of this Agreement by CNL, nor compliance with the terms and provisions hereof, will result in any breach of the terms, conditions or provisions of or conflict with or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any Property or assets of CNL, pursuant to the terms of any indenture, mortgage, deed of trust, note, evidence of indebtedness or any other agreement or instrument by which CNL is bound.

     7.4 Litigation. CNL has received no written notice of and, to CNL's knowledge, no investigation, action or proceeding is pending and, to CNL's knowledge, no action or proceeding is threatened and CNL has received no notice of, and to CNL's knowledge no investigation looking toward such an action or proceeding has begun, which (a) questions the validity of this Agreement or any action taken or to be taken pursuant hereto, or (b) may result in or subject any Property to a material liability which is not covered by insurance, whether or not CNL is indemnified by Prime Care with respect to the same.

     The representations and warranties made in this Agreement by CNL are made as of the Effective Date and shall be deemed remade by CNL as of the Closing Date with the same force and effect as if made on, and as of, such date. Except as specifically provided otherwise herein, all representations and warranties made in this Agreement by CNL shall survive the Closing for a period of one (1) year. Any action, suit or proceeding with respect to the truth, accuracy or completeness of any such representation or warranty shall be commenced and served promptly, if at all, on or before the date which is twelve (12) months after the Closing Date and, if not commenced on or before such date, thereafter shall be void and of no force or effect.

     (8) COVENANTS OF OWNERS.

     Each Owner hereby covenants with CNL as follows:

     8.1 Compliance with Laws. From the Effective Date to the Closing Date, each Owner shall comply in all material respects with (i) all laws, regulations and other requirements affecting its Property, from time to time applicable, of every governmental body having jurisdiction of such Property or the use or occupancy of any Improvements located thereon, and (ii) all terms, covenants and conditions of instruments of record affecting such Property.

     8.2 Construction. Each Owner agrees to cooperate with the CNL in enforcing any applicable warranties or guaranties with respect to any defects in the Improvements that are discovered after the Closing. The provisions of this
Section 8.2 shall survive the Closing under this Agreement.

     8.3 Insurance. Each Owner shall, at no expense to such Owner, reasonably cooperate with CNL in connection with CNL's obtaining any insurance which may be required to be maintained by CNL under the terms of the Lease.

     (9) APPORTIONMENTS.

     9.1 Apportionments.

     (a) All real estate taxes (including special assessments attributable to the period prior to the Closing) and items of income and expense with respect to each Property shall be adjusted between Prime Care and CNL as of the Closing Date. All items of revenue, cost and expense of each Property with respect to the period prior to the Closing Date shall be for the account of each Owner. All items of revenue, cost and expense of each Property with respect to the period from and after the Closing Date shall be for the account of Lessee according to the terms of the Lease. The adjustments hereunder shall be calculated or paid in an amount based upon a fair and reasonable estimated accounting performed and agreed to by representatives of Prime Care and CNL at the Closing. Subsequent final adjustments and payments shall be made in cash or other immediately available funds as soon as practicable after the Closing Date, and in any event within ninety (90) days after the Closing Date, based upon an accounting performed by the Operator and acceptable to Prime Care and CNL. In the event the parties have not agreed with respect to the adjustments required to be made pursuant to this Section 9.1 within such 90 day period, upon application by any such party, a certified public accountant reasonably acceptable to the parties to such disputed adjustment shall determine any such adjustments which have not theretofore been agreed to between such parties. The charges of such accountant shall be borne equally by the parties to such disputed adjustment. All adjustments to be made as a result of the final results of the adjustments shall be paid to the party entitled to such adjustment within thirty (30) days after the final determination thereof.

     (b)  The  provisions  of  this  Section  9.1  shall  survive  the  Closing.

     9.2 Closing Costs.

     (a) All Third-Party Costs (as hereinafter defined) shall be advanced by CNL at Closing as part of the CNL Loans.

     As used herein, the term "Third-Party Costs" shall include the following costs and expenses which are incurred by CNL or Prime Care or their respective
Affiliates: (i) Environmental Reports prepared prior to the Closing Date in connection with the transfer of the Properties; (ii) the Surveys prepared prior to the Closing Date pursuant to Section 2.4(a), if applicable; (iii) premiums for the title insurance policies and endorsements to be provided at the Closing pursuant to the terms of this Agreement; (iv) any closing or escrow charges or other expenses payable on the Closing Date to the Title Company conducting the Closing; (v) property appraisals prepared prior to the Closing Date as required by CNL; (vi) local counsel fees incurred in connection with the consummation of the Closing or incurred prior to the sixth month anniversary of the Closing Date in connection with the transfer of Permits pursuant to Section 4.8 (which fees shall be limited to those incurred in connection with usual and customary local counsel services in similar commercial real estate transactions); (vii) fees and expenses charged by any governmental entity prior to the sixth month anniversary of the Closing Date relating to the transfer of Permits pursuant to Section 4.8;
(viii) the third-party architectural and engineering inspection reports of the Properties obtained by CNL prior to the Closing Date; (ix) the third-party audited Special Purpose Financing Statement for each Property obtained by CNL prior to the Closing Date, (x) any other separate out-of-pocket costs and expenses incurred by CNL or Prime Care or their respective Affiliates in connection with the consummation of the Closing (including those of a type referred to in the preceding clauses of this paragraph), including but not limited to (A) the fees and expenses of outside counsel of CNL and its Affiliates in connection with the preparation and negotiation of this Agreement and all other documents and instruments in connection with the consummation of the Closing and (B) the fees and expenses of Prime Care's outside counsel and accountants, not to exceed a total of $213,000.00; and (xi) Transfer Taxes incurred on the Closing Date. Third-Party Costs shall not include any fees and expenses of outside counsel of Prime Care or its Affiliates, nor the fees and expenses of Prime Care's outside accountants or other third-party advisors in connection with the Closing. Third-Party Costs may be advanced by either Prime Care or CNL or their respective Affiliates prior to the Closing, but shall be reimbursed by CNL to the party incurring the same at the Closing.

     (b) As used herein, the term "Transfer Taxes" shall mean any transfer, sales, mortgage, use, recordation, gross receipt or other similar taxes, impositions, expenses or fees incurred in connection with Closing and the consummation of the CNL Loans and/or the recordation or filing of any documents or instruments in connection therewith or the transfer or conveyance of the Properties from Prime Care to CNL or the lease of each Property from CNL to Lessees. Transfer Taxes shall not include, and each Owner shall be solely responsible for any taxes due in respect of its income, net worth or capital, if any, and any privilege, sales and occupancy taxes, due or owing to any governmental entity in connection with the operation of its Property for any period of time prior to the Closing, and CNL or Lessees, as applicable, shall be solely responsible for all such taxes for any period from and after the Closing, and provided further that any income tax arising as a result of the sale and transfer of any Property by Prime Care to CNL shall be the sole responsibility of Prime Care.

     (c) The obligations of the parties under this Section 9 shall survive the Closing.

     (10) REMEDIES.

     If Prime Care or any of its Affiliates or Phillippe defaults or otherwise fails to perform as required pursuant to this Agreement, CNL shall have the right to terminate this Agreement, whereupon Prime Care and Phillippe, jointly and severally, shall have the obligation to pay to CNL the sum of $2,000,000.00 as liquidated damages for its expenses (the "Liquidated Damages"), and not as a penalty. The parties agree that it would be impractical or difficult to fix the actual damages to CNL in the event of Prime Care's and/or Phillippe's default, and have agreed that a reasonable estimate of such damages is the amount of the Liquidated Damages. As security for the payment of the Liquidated Damages in the event of a default hereunder, Prime Care and Phillippe hereby agree that (i) CNL shall have the right to claim and withdraw the sum of $2,000,000.00 previously deposited by Lessees in CNL Bank, and (ii) Prime Care, Lessees and/or Phillipe shall execute such further documentation as may be required by CNL and CNL Bank
to  evidence   CNL's  right  to  withdraw   such  funds.

     (11) MISCELLANEOUS.

     11.1 Agreement to Indemnify.

     (a) From and after the Closing Date (i) Prime Care shall indemnify, defend and hold harmless CNL from and against any and all obligations, claims, losses, damages, liabilities, and expenses (including, without limitation, reasonable attorneys' and accountants' fees and disbursements) arising out of (v) any termination of employment of employees at any Property prior to or upon the Closing Date resulting from the termination of employment of such employees by Prime Care, Prime Care's Affiliate, the Operator and/or the failure of the Operator to hire such employees (including, without limitation, severance pay, wrongful discharge claims, and claims and/or fines under Federal, state or local statutes or regulations, including, without limitation, the Worker Adjustment and Retraining Notification Act), (w) the employment of such individuals prior to the Closing Date, including, without limitation, employment-related claims; COBRA-related claims; disability claims; vacation; sick leave; wages; salaries; payments due (or allocable) to any medical, pension, and health and welfare plans, and any other employee benefit plan established for the employees at each Property; and employee-related tax obligations such as, but not limited to, social security and unemployment taxes accrued as of the Closing Date, (x) events, acts, or omissions of Prime Care or any Owner that occurred in connection with their respective ownership or operation of each Property prior to the Closing Date or obligations accruing prior to the Closing Date under any Contract of Prime Care or any Owner (except to the extent of any adjustment made in respect of such Contract at the Closing), (y) any material breach of a representation or warranty made by Prime Care under Section 6, or (z) any claim against CNL for damage to property of others or injury to or death of any person or any debts or obligations of or against Prime Care or any Owner and arising out of any event occurring on or about or in connection with any Property or any portion thereof, at any time or times prior to the Closing Date, (ii) CNL shall indemnify, defend and hold harmless Prime Care from and against any and all obligations, claims, losses, damages, liabilities and expenses (including, without limitation, reasonable attorneys' and accountants' fees and disbursements) arising out of events, acts, or omissions of CNL that occur in connection with its ownership or operation of each Property from and after the Closing Date.

     (b) The provisions of this Section 11.1 shall not apply to any liabilities or obligations with respect to hazardous substances, the liabilities of the parties with respect thereto being governed by the representation and warranty of Prime Care set forth in Section 6.11. The indemnity provided for in this
Section 11.1 shall not extend to any consequential damages or punitive damages.

     (c) Whenever any party shall learn through the filing of a claim or the commencement of a proceeding or otherwise of the existence of any liability for which another party is or may be responsible under this Agreement, the party learning of such liability shall notify the other party promptly and furnish such copies of documents (and make originals thereof available) and such other information as such party may have that may be used or useful in the defense of such claims and shall afford said other party full opportunity to defend the same in the name of such party and shall generally cooperate with said other party in the defense of any such claim.

     (d) The provisions of this Section 11.1 shall survive the Closing hereunder subject to the limitations set forth in this Section 11.1. Except as specifically provided otherwise herein, all representations and warranties made in this Agreement shall survive the Closing for a period of one (1) year. With respect to all representations and warranties made in this Agreement which survive the Closing for a period of twelve (12) months after the Closing Date, any action, suit or proceeding with respect to the truth, accuracy or completeness of any such representation or warranty shall be commenced, if at all, on or before the date which is twelve (12) months after the Closing Date and served promptly (but in no event later than sixty (60) days after commencement) and, if not commenced on or before such date and so served, thereafter shall be void and of no force or effect.

     11.2 Brokerage Commissions. Each of the parties hereto represents to the other parties that it dealt with no broker, finder or like agent in connection with this Agreement or the transactions contemplated hereby, and that it reasonably believes that there is no basis for any other person or entity to claim a commission or other compensation for bringing about this Agreement or the transactions contemplated hereby. Prime Care shall indemnify and hold harmless CNL and its successors and assigns from and against any loss, liability or expense, including, reasonable attorneys' fees, arising out of any claim or claims for commissions or other compensation for bringing about this Agreement or the transactions contemplated hereby made by any broker, finder or like agent, if such claim or claims are based in whole or in part on dealings with Prime Care. CNL shall indemnify and hold harmless Prime Care and its successors and assigns from and against any loss, liability or expense, including, reasonable attorneys' fees, arising out of any claim or claims for commissions or other compensation for bringing about this Agreement or the transactions contemplated hereby made by any broker, finder or like agent, if such claim or claims are based in whole or in part on dealings with CNL. Nothing contained in this section shall be deemed to create any rights in any third party. The provisions of this Section 11.2 shall survive the Closing hereunder and any termination of this Agreement.

     11.3 Notices. Any and all notices, demands, consents, approvals, offers, elections and other communications required or permitted under this Agreement shall be deemed adequately given if in writing and the same shall be delivered either in hand, or by mail or Federal Express or similar expedited commercial carrier, addressed to the recipient of the notice, postpaid and registered or certified with return receipt requested (if by mail), or with all freight charges prepaid (if by Federal Express or similar carrier).

     (a) All notices required or permitted to be sent hereunder shall be deemed to have been given for all purposes of this Agreement upon the date of acknowledged receipt, upon the date of receipt or refusal, except that whenever under this Agreement a notice is either received on a day which is not a Business Day or is required to be delivered on or before a specific day which is not a Business Day, the day of receipt or required delivery shall automatically be extended to the next Business Day.

     (b) All such notices shall be addressed,

     if to Prime Care or any Owner, to:

                  Prime Care Properties, LLC
                  10401 N. Meridian Street, Suite 122
                  Indianapolis, Indiana 46290
                  Attn:  Jay L. Hicks, President

     with a copy to:

                  Bose, McKinney and Evans, LLP
                  600 East 96th Street, Suite 500
                  Indianapolis, Indiana 46240
                  Attn:  James C. Carlino, Esq.

     if to CNL, to:

                  c/o CNL Retirement Corp.
                  CNL Center at City Commons
                  450 South Orange Avenue
                  Orlando, Florida 32801-3336
                  Attn: Stuart J. Beebe, Chief Financial Officer

     with a copy to:

                  Lowndes, Drosdick, Doster, Kantor & Reed, P.A.
                  215 North Eola Drive
                  Post Office Box 2809
                  Orlando, Florida 32802
                  Attn: Patrick K. Rinka, Esq.

     (c) By notice given as herein provided, the parties hereto and their respective successors and assigns shall have the right from time to time and at any time during the term of this Agreement to change their respective addresses effective upon receipt by the other parties of such notice and each shall have the right to specify as its address any other address within the United States of America.

     11.4 Waivers, Etc. Any waiver of any term or condition of this Agreement, or of the breach of any covenant, representation or warranty contained herein, in any one instance, shall not operate as or be deemed to be or construed as a further or continuing waiver of any other breach of such term, condition, covenant, representation or warranty or any other term, condition, covenant, representation or warranty, nor shall any failure at any time or times to enforce or require performance of any provision hereof operate as a waiver of or affect in any manner such party's right at a later time to enforce or require performance of such provision or any other provision hereof. This Agreement may not be amended nor shall any waiver, change, modification, consent or discharge be effected, except by an instrument in writing executed by or on behalf of the party against whom enforcement of any amendment, waiver, change, modification, consent or discharge is sought.

     11.5 Assignment; Successors and Assigns. Except as otherwise provided herein, this Agreement and all rights and obligations hereunder shall not be assignable by any party without the written consent of the other parties. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement is not intended and shall not be construed to create any rights in or to be enforceable in any part by any other persons.

     11.6 Severability. If any provision of this Agreement shall be held or deemed to be, or shall in fact be, invalid, inoperative or unenforceable as applied to any particular case in any jurisdiction or jurisdictions, or in all jurisdictions or in all cases, because of the conflict of any provision with any constitution or statute or rule of public policy or for any other reason, such circumstance shall not have the effect of rendering the provision or provisions in question invalid, inoperative or unenforceable in any other jurisdiction or in any other case or circumstance or of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to the extent that such other provisions are not themselves actually in conflict with such constitution, statute or rule of public policy, but this Agreement shall be reformed and construed in any such jurisdiction or case as if such invalid, inoperative or unenforceable provision had never been contained herein and such provision reformed so that it would be valid, operative and enforceable to the maximum extent permitted in such jurisdiction or in such case.

     11.7 Counterparts, Etc. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement, together with all of the documents referred to in Section 4.3 hereof, constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and shall supersede and take the place of any other instruments purporting to be an agreement of the parties hereto relating to the subject matter hereof. This Agreement may not be amended or modified in any respect other than by the written agreement of all of the parties hereto.

     11.8 Governing Law; Jurisdiction; Waiver of Jury Trial.

     (a) This Agreement shall be interpreted, construed, applied and enforced in accordance with the laws of the State of Florida.

     (b) To the maximum extent permitted by applicable law, any action to enforce, arising out of, or relating in any way to, any of the provisions of this Agreement shall be brought and prosecuted in such court or courts located in the State of Maryland as is provided by law; and the parties consent to the jurisdiction of said court or courts located in the State of Maryland and to service of process by registered mail, return receipt requested, or by any other manner provided by law.

     (c) EACH PARTY HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS AGREEMENT, THE LEASE OR ANY OTHER DOCUMENT RELATED TO THIS AGREEMENT, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY EACH PARTY, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. ANY PARTY IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY EACH PARTY HERETO.

     11.9 Performance on Business Days. In the event the date on which performance or payment of any obligation of a party required hereunder is other than a Business Day, the time for payment or performance shall automatically be extended to the first Business Day following such date.

     11.10 Attorneys' Fees. If any lawsuit or arbitration or other legal proceeding arises in connection with the interpretation or enforcement of this Agreement, the prevailing party therein shall be entitled to receive from the other party the prevailing party's costs and expenses, including reasonable attorneys' fees, incurred in connection therewith, in preparation therefor and on appeal therefrom, which amounts shall be included in any judgment therein.


     11.11 Relationship. Nothing herein contained shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partnership or joint venture between the parties hereto, it being understood and agreed that (except as and to the extent specifically provided for herein) no provision contained herein, nor any acts of the parties hereto shall be deemed to create the relationship between the parties hereto other than the relationship of lender and borrower and landlord and prospective tenant, as the case may be.

     11.12 Section and Other Headings. The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as a sealed instrument as of the Effective Date.



                              PRIME CARE:

                              PRIME CARE PROPERTIES, LLC, an Indiana limited liability company

                              By:   /s/ Jay L. Hicks
                                    ----------------------
                              Name: Jay L.Hicks
                              Title: President
                              Date: September 30, 2002


                              PC1, LLC, an Indiana limited liability company

                              By:   /s/ Jay L. Hicks
                                    ----------------------
                              Name: Jay L. Hicks
                              Title: President
                              Date: September 30, 2002

                              PC2, LLC, an Indiana limited liability company

                              By:   /s/ Jay L. Hicks
                                    ----------------------
                              Name: Jay L.Hicks
                              Title: President
                              Date: September 30, 2002

                              PRIME CARE ONE, LLC, an Indiana limited liability company

                              By:   /s/ Jay L. Hicks
                                    ----------------------
                              Name: Jay L.Hicks
                              Title: President
                              Date: September 30, 2002

                              PRIME CARE TWO, LLC, an Indiana limited liability company

                              By:   /s/ Jay L. Hicks
                                    ----------------------
                              Name: Jay L.Hicks
                              Title: President
                              Date: September 30, 2002

                              PHILLIPPE:
                              /s/ Thomas E. Phillippe, Jr.
                              ---------------------------------
                              Thomas E. Phillippe, Jr.
                              Date: September 30, 2002


                              CNL:

                              CNL RETIREMENT PARTNERS, LP, a Delaware limited partnership

                              By:   CNL   RETIREMENT   GP  CORP.,   a   Delaware
                              corporation, its general partner

                              By: /s/ Phillip M. Anderson
                              -----------------------------------
                              Name: Phillip M. Anderson
                              Title: Executive Vice President
                              Date: September 30, 2002

                                           Schedule A

                                    Description of Properties


Operator     Facility Name             Address                  City          State    Zip

Marriott     BG of Venice              950 Pine Brook Road      Venice           FL   34292
Marriott     BG of Mountainside        1350 Route 22 West       Mountainside     NJ   07092
Marriott     BG of Friendship Heights  5555 Friendship Blvd.    Chevy Chase      MD   20815
Marriott     BG of Charlotte           6000 Park South Drive    Charlotte        NC   28210
Marriott     BG of Winston-Salem       2601 Reynolda Road       Winston-Salem    NC   27106
Marriott     BG of Raleigh             3101 Duraleigh Road      Raleigh          NC   27607
Marriott     BG of Brentwood           103 Arcaro Place         Brentwood        TN   37027
Marriott     BG of Stamford            59 Roxbury Road          Stamford         CT   06902
Marriott     BG of Middletown          620 Highway 35 South     Middletown       NJ   07748
Marriott     BG of Buckhead            3088 Lenox Road, NE      Atlanta          GA   30324
Marriott     BG of Naples              7801 Airport Road North  Naples           FL   34109

                                   Schedule B

                            Description of GACC Debt


    (a) Note dated April 11, 1997 payable by Prime Care One, LLC in favor of German American Capital Corporation ("GACC") in the original principal amount of $70,000,000.

    (b) Note dated April 11, 1997 payable by PC 1, LLC in favor of GACC in the original principal amount of $10,000,000.

    (c) Note dated September 12, 1997 payable by Prime Care Two, LLC in favor of GACC in the original principal amount of $92,000,000.

    (d) Note dated September 12, 1997 payable by PC 2, LLC in favor of GACC in the original principal amount of $9,000,000.

    (e) Note dated March 26, 1998 payable by Prime Care Properties, LLC in favor of GACC in the original principal amount of $4,000,000.00.

                                   Schedule C

                        Form of Cash Management Agreement
                      CASH MANAGEMENT AND POOLING AGREEMENT
                         Dated: as of September 30, 2002

                                      among

                            PRIME CARE ONE, LLC, and
                              PRIME CARE TWO, LLC,
                             collectively, as Lessee

                                       and

                        CNL RETIREMENT PC1 NAPLES FL, LP
                         a Delaware limited partnership,
                        CNL RETIREMENT PC1 VENICE FL, LP
                         a Delaware limited partnership,
                        CNL RETIREMENT PC1 NEW JERSEY, LP
                         a Delaware limited partnership,
                  CNL RETIREMENT PC1 FRIENDSHIP HEIGHTS MD, LP
                         a Delaware limited partnership,
                      CNL RETIREMENT PC1 NORTH CAROLINA, LP
                         a Delaware limited partnership,
                       CNL RETIREMENT PC1 STAMFORD CT, LP
                         a Delaware limited partnership,
                       CNL RETIREMENT PC1 BUCKHEAD GA, LP
                         a Delaware limited partnership,
                       CNL RETIREMENT PC1 BRENTWOOD TN, LP
                         a Delaware limited partnership,
                             collectively, as Lessor

                                       and

                                    CNLBANK,
                                    as Agent

                                       and

                     MARRIOTT SENIOR LIVING SERVICES, INC.,
                                   as Operator

                      CASH MANAGEMENT AND POOLING AGREEMENT


         CASH MANAGEMENT AND POOLING AGREEMENT (this "Agreement"), dated as of September 30, 2002, by and among PRIME CARE PROPERTIES ONE, LLC and PRIME CARE TWO, LLC, each an Indiana limited liability company (collectively, as "Lessee"), CNLBANK, a State chartered bank ("Agent"), CNL RETIREMENT PC1 NAPLES FL, LP, a Delaware limited partnership, CNL RETIREMENT PC1 VENICE FL, LP, a Delaware limited partnership, CNL RETIREMENT PC1 NEW JERSEY, LP, a Delaware limited partnership, CNL RETIREMENT PC1 FRIENDSHIP HEIGHTS MD, LP, a Delaware limited partnership, CNL RETIREMENT PC1 NORTH CAROLINA, LP, a Delaware limited partnership, CNL RETIREMENT PC1 STAMFORD CT, LP, a Delaware limited partnership, CNL RETIREMENT PC1 BUCKHEAD GA, LP, a Delaware limited partnership, CNL RETIREMENT PC1 BRENTWOOD TN, LP, a Delaware limited partnership (collectively, the "Lessor"), and MARRIOTT SENIOR LIVING SERVICES, INC., a Delaware corporation ("Operator").

                              W I T N E S S E T H:

         WHEREAS, pursuant to that certain Lease Agreement (the "Lease Agreement") dated the date hereof between Lessee and Lessor, Lessee has leased from Lessor the Leased Properties, each of which Leased Properties is improved as an assisted living nursing facility;

         WHEREAS, Lessee and Operator have entered into separate operating agreements, dated the date hereof, with respect to each of the Leased Properties (individually, an "Operating Agreement" and collectively, the "Operating Agreements") pursuant to which Operator has agreed to operate the Leased Properties; and

         WHEREAS, the parties have agreed that the revenues of the Leased Properties shall be deposited, transferred and disbursed in accordance with this Agreement and the Clearing Account Agreements.

         NOW, THEREFORE, in consideration of the covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

I.       DEFINITIONS

    Section 1.1 Capitalized terms not otherwise defined herein shall have the meaning set forth in the Lease Agreement. As used herein, the following terms shall have the following definitions:

         "Accounting Period" shall have the meaning ascribed thereto in the Lease Agreement and the Operating Agreements.

         "Accounting Period Payment Date" shall mean the first (1st) Business Day of each Accounting Period occurring during the term of the Lease Agreement.

         "Accounts" mean, collectively, the Cash Management Account, the Rent Account, the FF&E Reserve Account, the Restricted Cash Account, the Rent Reserve Account, the First-Tier Administration Fee Account, the Second-Tier Administration Fee Account, the Incentive Fee Account, the Cash Trap Account, the 803 Reimbursement Account and the Pooled Account.

         "ACH System" means the automated clearinghouse system.

         "Advance Minimum Rent" shall have the meaning ascribed thereto in the Lease Agreement.

         "Agent" CNLBank, as agent under this Agreement, together with its successors and assigns.

         "Agent Accounts" shall mean the Accounts, less the Operator Controlled Accounts and the Pooled Account.

         "Aggregate Differential Amount" shall have the meaning ascribed thereto in the Lease Agreement.

         "Aggregate Gross Revenues" shall mean, for any given period, the sum of Gross Revenues for all of the Leased Properties for such period.

         "Aggregate Local Working Capital Amount" shall mean the aggregate Local Working Capital Amounts applicable to all of the Leased Properties.

         "Aggregate Operating Expenses" shall mean, for any given period, the sum of Operating Expenses for the Leased Properties for such period.

         "Aggregate Operating Profit" shall mean, for any given period, an amount equal to the excess of Aggregate Gross Revenues over Aggregate Operating Expenses for such period.

         "Aggregate Performance Termination Threshold" shall mean, for any given period, the sum of each Performance Termination Threshold for all of the Leased Properties for such period.

         "Aggregate Working Capital" shall mean the aggregate Working Capital applicable to all of the Leased Properties in accordance with the Operating Agreements.

         "Aggregate Working Capital Balance" shall mean an amount equal to the Aggregate Working Capital, less the less the Aggregate Local Working Capital Amount.

         "Agreement" means this Cash Management and Pooling Agreement, dated as of September 30, 2002, among Lessee, Operator, Agent and Lessor, as amended, supplemented or otherwise modified from time to time.

         "Annual Operating Projection" shall have the meaning ascribed thereto in the Operating Agreements.

         "Applicable Percentage" shall have the meaning ascribed thereto in the Operating Agreements.

         "Business Day" means Monday through Friday except for New Year's Day, President's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

         "Cash Management Account" as defined in Section 2.1(b)(i).

         "Cash Trap Account" as defined in Section 2.1(b)(v).

         "Cash Trap Period" shall mean any Lessee Cash Trap Period or Operator Cash Trap Period.

         "Clearing Accounts" those certain accounts established pursuant to the Clearing Account Agreements.

         "Clearing Account Agreements" those certain Clearing Account Agreements dated as of the date hereof, among Lessee, Lessor, Operator and Clearing Account Banks.

         "Clearing Account Banks" shall mean, with respect to each of the Leased Properties, each of the Clearing Account Banks identified as such in the Clearing Account Agreements, together with its respective successors and assigns.

         "Code" shall have the meaning ascribed thereto in the Lease Agreement.

         "Collateral" as defined in Section 6.1.

         "Distributee" as defined in Section 3.5.

         "Eligible Account" shall mean a separate and identifiable account from all other funds held by the holding institution that is either (i) an account or accounts maintained with a federal or state-chartered depository institution or trust company which complies with the definition of Eligible Institution or (ii) a segregated trust account or accounts maintained with a federal or state chartered depository institution or trust company acting in its fiduciary capacity which, in the case of a state chartered depository institution or trust company, is subject to regulations substantially similar to 12 C.F.R. ss.9.10(b), having in either case a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal and state authority. An Eligible Account will not be evidenced by a certificate of deposit, passbook or other instrument.

         "Eligible Institution" shall mean a depository institution or trust company insured by the Federal Deposit Insurance Corporation the short term unsecured debt obligations or commercial paper of which are rated at least A-1 by S&P, P-1 by Moody's and F-1+ by Fitch in the case of accounts in which funds are held for thirty (30) days or less (or, in the case of accounts in which funds are held for more than thirty (30) days, the long term unsecured debt obligations of which are rated at least "AA-" by Fitch and S&P and "Aa2" by Moody's). The parties hereto confirm that, as of the date hereof, CNLBank is an Eligible Institution.

         "Estimated Payment" as defined in Section 3.3(h).

         "Event of Default" shall mean either a Lessee Event of Default or an Operator Event of Default.

         "FF&E Reserve" shall have the meaning ascribed thereto in the Operating Agreements.

         "FF&E Reserve Account" as defined in Section 2.1(a)(ii).

         "FF&E Reserve Payment" shall have the meaning ascribed thereto in the Operating Agreements.

         "First-Tier   Administration   Fee   Account"  as  defined  in  Section
2.1(b)(vii).

         "First-Tier Administration Fee" shall have the meaning ascribed thereto in the Lease Agreement.

         "First-Tier Minimum Rent" shall have the meaning ascribed thereto in the Lease Agreement.

         "First-Tier Performance Threshold" as defined in Section 8.1(a).

         "Fiscal Year" shall have the meaning ascribed thereto in the Operating Agreements.

         "Force Majeure" shall have the meaning ascribed thereto in the Operating Agreements.

         "Gross Revenues" shall have the meaning ascribed thereto in the Operating Agreements.

         "Incentive Fee" shall mean, in the aggregate, the Incentive Management Fees payable to Operator in accordance with the Operating Agreements.

         "Incentive Fee Account" as defined in Section 2.1(b)(vi).

         "Impositions" shall have the meanings ascribed thereto in the Lease Agreement and the Operating Agreements.

         "Lease Agreement" shall have the meaning ascribed thereto in the recitals.

         "Lease Basis" shall have the meaning ascribed thereto in the Lease Agreement.

         "Leased Property" or "Leased Properties" shall have the meaning ascribed thereto in the Lease Agreement.

         "Lessee" shall mean, collectively, Prime Care One, LLC, an Indiana limited liability company, together with its successors and permitted assigns, and Prime Care Two, LLC, an Indiana limited liability company, together with its successors and permitted assigns.

         "Lessee Cash Trap Period" shall mean any period (i) commencing on the date that a Lessee Event of Default shall exist, and (ii) ending on the next Business Day after such Lessee Event of Default shall have been cured by Lessee in accordance with the Lease Agreement, the Operating Agreements or the Operative Documents, as applicable.

         "Lessee Event of Default" shall mean the occurrence of an "Event of Default" as provided under the Lease Agreement, as well as the occurrence of a default (other than a default of Lessor or Operator) under any of the Operative Documents (beyond any applicable cure periods).

         "Lessor" shall mean collectively, CNL RETIREMENT PC1 NAPLES FL, LP, a Delaware limited partnership, CNL RETIREMENT PC1 VENICE FL, LP, a Delaware limited partnership, CNL RETIREMENT PC1 NEW JERSEY, LP, a Delaware limited partnership, CNL RETIREMENT PC1 FRIENDSHIP HEIGHTS MD, LP, a Delaware limited partnership, CNL RETIREMENT PC1 NORTH CAROLINA, LP, a Delaware limited partnership, CNL RETIREMENT PC1 STAMFORD CT, LP, a Delaware limited partnership, CNL RETIREMENT PC1 BUCKHEAD GA, LP, a Delaware limited partnership, CNL RETIREMENT PC1 BRENTWOOD TN, LP, a Delaware limited partnership, together with their successors and permitted assigns.

         "Lien" shall have the meaning ascribed thereto in the Lease Agreement.

         "Local Working Capital Amount" shall mean, with respect to the Clearing Account at any particular Leased Property, an amount not to exceed Five Thousand and No/100 Dollars ($5,000), subject to adjustment by the GDP Deflator (as defined in the Operating Agreements), to be used by Lessee and Operator as petty cash in connection with the operation of such Leased Property.

         "Minimum Rent" shall have the meaning ascribed thereto in the Lease Agreement.

         "Obligations" as defined in Section 6.1.

         "Operating Agreements" shall have the meaning ascribed thereto in the recitals.

         "Operating Expenses" shall have the meaning ascribed thereto in the Operating Agreements.

         "Operating Profits" shall have the meaning ascribed thereto in the Operating Agreements.

         "Operative Documents" shall have the meaning ascribed thereto in the Lease Agreement.

         "Operator" shall mean Marriott Senior Living Services, Inc..

         "Operator Base Fee" shall mean, in the aggregate, the Base Management Fees (as defined in the Operating Agreements) payable to Operator in accordance with the Operating Agreements

         "Operator Cash Trap Period" shall mean any period (i) commencing on the date that an Operator Performance Default shall exist, and (ii) ending on the next Business Day after such Operator Performance Default shall have been cured by Operator in accordance with the Operating Agreements or this Agreement, as applicable.

         "Operator Controlled Accounts" shall mean the FF&E Reserve Account (except during a Operator Cash Trap Period) and the Clearing Accounts.

         "Operator Event of Default" shall mean the occurrence of any "Event of Default" under the Operating Agreements (including without limitation, any Operator Performance Default), as well as the occurrence of a default (other than a default of Lessor or Lessee) under any of the Operative Documents (beyond any applicable cure periods).

         "Operator Performance Default" shall mean either (i) the occurrence of an "Event of Default" under Sections 16.01.A., 16.01.B., 16.01.C. or 16.01.D. of the Operating Agreements, or (ii) the election by Operator to not make a Shortfall Payment in accordance with Section 8.3 of this Agreement, which election shall be deemed to occur thirty (30) days from the date upon which Lessee delivers notice to Operator of its exercise of the option to terminate in accordance with Section 8.2.

         "Officer's Certificate" shall mean a certificate delivered to Lessor by Lessee or Operator which is signed by an authorized senior officer of Lessee or Operator.

         "Permitted Investments" shall mean any one or more of the following obligations or securities acquired at a purchase price of not greater than par, payable on demand or having a maturity date not later than the Business Day immediately prior to the first Accounting Period Payment Date following the date of acquiring such investment and meeting one of the appropriate standards set forth below:

              (i) obligations of, or obligations fully guaranteed as to payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States of America including, without limitation, obligations of: the U.S. Treasury (all direct or fully guaranteed obligations), the Farmers Home Administration (certificates of beneficial ownership), the General Services Administration (participation certificates), the U.S. Maritime Administration (guaranteed Title XI financing), the Small Business Administration (guaranteed participation certificates and guaranteed pool certificates), the U.S. Department of Housing and Urban Development (local authority bonds) and the Washington Metropolitan Area Transit Authority (guaranteed transit bonds); provided, however, that the investments described in this clause (i) must (A) have a predetermined fixed dollar amount of principal due at maturity that cannot vary or change, (B) if rated by S&P, not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, have an interest rate tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) not be subject to liquidation prior to their maturity;

              (ii) Federal Housing Administration debentures;

              (iii) obligations of the following United States government sponsored agencies: Federal Home Loan Mortgage Corp. (debt obligations), the Farm Credit System (consolidated systemwide bonds and notes), the Federal Home Loan Banks (consolidated debt obligations), the Federal National Mortgage Association (debt obligations), the Student Loan Marketing Association (debt obligations), the Financing Corp. (debt obligations), and the Resolution Funding Corp. (debt obligations); provided, however, that the investments described in this clause (iii) must (A) have a predetermined fixed dollar amount of principal due at maturity that cannot vary or change,
    (B) if rated by S&P, not have an "r"  highlighter  affixed to their  rating,
    (C) if such investments have a variable rate of interest, have an interest rate tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) not be subject to liquidation prior to their maturity;

              (iv) federal funds, unsecured certificates of deposit, time deposits, bankers' acceptances and repurchase agreements with maturities of not more than 365 days of any bank, the short term obligations of which at all times are rated in the highest short term rating category by each Rating Agency; provided, however, that the investments described in this clause
    (iv) must (A) have a predetermined fixed dollar amount of principal due at maturity that cannot vary or change, (B) with respect to its rating by S&P, not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, have an interest rate tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) not be subject to liquidation prior to their maturity;

              (v) fully Federal Deposit Insurance Corporation-insured demand and time deposits in, or certificates of deposit of, or bankers' acceptances issued by, any bank or trust company, savings and loan association or savings bank, the short term obligations of which at all times are rated in the highest short term rating category by each Rating Agency; provided, however, that the investments described in this clause (v) must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) with respect to its rating by S&P, not have a "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, have an interest rate tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) not be subject to liquidation prior to their maturity;

              (vi) debt obligations with maturities of not more than 365 days and at all times rated by each Rating Agency in its highest long-term unsecured debt rating category; provided, however, that the investments described in this clause (vi) must (A) have a predetermined fixed dollar amount of principal due at maturity that cannot vary or change, (B) with respect to its rating by S&P, not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, have an interest rate tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) not be subject to liquidation prior to their maturity;

              (vii) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) with maturities of not more than 365 days and that at all times is rated by each Rating Agency in its highest short-term unsecured debt rating; provided, however, that the investments described in this clause (vii) must
    (A) have a predetermined fixed dollar amount of principal due at maturity that cannot vary or change, (B) with respect to its rating by S&P, not have a "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, have an interest rate tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) not be subject to liquidation prior to their maturity; and

              (viii) units of taxable money market funds or mutual funds, which funds are regulated investment companies, seek to maintain a constant net asset value per share and have the highest rating from each Rating Agency for money market funds or mutual funds;

provided, however, that such instrument continues to qualify as a "cash flow investment" pursuant to Code Section 860G(a)(6) earning a passive return in the nature of interest and no obligation or security shall be a Permitted Investment if (A) such obligation or security evidences a right to receive only interest payments or (B) the right to receive principal and interest payments on such obligation or security are derived from an underlying investment that provides a yield to maturity in excess of 120% of the yield to maturity at par of such underlying investment.

         Lessee, Lessor and Agent hereby agree that the term "Permitted Investments" shall include investments in (i) any money market mutual fund provided the same shall at all times maintain the highest rating given to money market mutual funds by each of the Rating Agencies, and (ii) any money market mutual fund that invests exclusively in the other Permitted Investments listed above.

         "Pooled Account" as defined in Section 2.1(a)(i).

         "Rating Agency" or "Rating Agencies" shall mean each of S&P, Moody's and Fitch, or any other nationally-recognized statistical rating agency which has been approved by Lessor.

         "Recipient" as defined in Section 3.5.

         "Rent" shall have the meaning ascribed thereto in the Lease Agreement.

         "Rent Account" as defined in Section 2.1(b)(iv).

         "Rent Reserve" shall have the meaning ascribed thereto in the Lease Agreement.

         "Rent Reserve Account" as defined in Section 2.1(b)(iii).

         "Restricted Cash" shall have the meaning ascribed thereto in the Lease Agreement and the Operating Agreements.

         "Restricted Cash Account" as defined in Section 2.1(b)(ii).

         "Second-Tier   Administration   Fee  Account"  as  defined  in  Section
2.1(b)(viii).

         "Second-Tier Administration Fee" shall have the meaning ascribed thereto in the Lease Agreement.

         "Second-Tier Minimum Rent" shall have the meaning ascribed thereto in the Lease Agreement.

         "Second-Tier Performance Threshold" as defined in Section 8.1(b).

         "Shortfall Payment" as defined in Section 8.3.

         "UCC" as defined in Section 6.1(a)(iv).

         "Working Capital" shall have the meaning ascribed thereto in the Operating Agreements.

         "803 Reimbursement" shall mean, in the aggregate, the amounts funded by Operator for 803 Expenditures (as defined in the Operating Agreements) which were not funded from the FF&E Reserve Account pursuant to the Operating Agreements.

         "803 Reimbursement Account" as defined in Section 2.1(b)(ix).

         "803 Reserve Payment" shall have the meaning ascribed thereto in the Operating Agreements.

II.      THE ACCOUNTS

         Section 2.1 Establishment of Accounts.

         (a)......Operator   acknowledges   and  confirms   that   Operator  has
established the following Accounts:

              (i) An account maintained by Operator into which the Clearing Account Banks for each of the Leased Properties shall, provided no Operator Cash Trap Period then exists, transfer by wire transfer or via the ACH System all amounts, less the Local Working Capital Amount, on deposit in the Clearing Accounts for the Leased Properties (the "Pooled Account"), which amounts may be commingled with other funds not deposited, held or disbursed pursuant to this Agreement; and

              (ii) A single account with Agent into which Operator and Lessee shall deposit, or cause to be deposited, and pool (provided no Operator Cash Trap Period then exists) the FF&E Reserve Payments required to be deposited pursuant to the Operating Agreements (the "FF&E Reserve Account").

         (b)  Lessee  and  Lessor   acknowledge  and  confirm  that  Lessor  has
established the following Accounts with Agent:

              (i) An account into which Agent and Operator shall deposit, or cause to be deposited, all amounts constituting Aggregate Operating Profits in the Pooled Account (the "Cash Management Account");

              (ii) An account into which Lessee shall deposit, or cause to be deposited, the Restricted Cash required to be deposited pursuant to the Lease Agreement and the Operating Agreements (the "Restricted Cash Account");

              (iii) An account into which Agent and Lessor shall deposit, or cause to be deposited, the sums required to be deposited into the Rent Reserve pursuant to the Lease Agreement (the "Rent Reserve Account").

              (iv) An account into which Agent and Lessor shall deposit, or cause to be deposited, the amounts required for the payment of Rent under the Lease Agreement (the "Rent Account");

              (v) An account into which funds shall be deposited during a Cash Trap Period pursuant to Section 3.3(d) and Section 3.3(f) (the "Cash Trap Account");

              (vi) An account into which Agent and Lessor shall deposit, or cause to be deposited, the sums required for the payment of the Incentive Fee to the Operator in accordance with the Operating Agreements (the "Incentive Fee Account");

              (vii) An account into which Agent and Lessor shall deposit, or cause to be deposited, the sums required for the payment of the First-Tier Administration Fee to the Lessee in accordance with the Lease Agreement (the "First-Tier Administration Fee Account");

              (viii) An account into which Agent and Lessor shall deposit, or cause to be deposited, the sums required for the payment of the Second-Tier Administration Fee to the Lessee in accordance with the Lease Agreement (the "Second-Tier Administration Fee Account"); and

              (ix) An account into which Agent and Lessor shall deposit, or cause to be deposited, the sums required for the payment of the 803 Reimbursement to the Operator in accordance with the Operating Agreements (the "803 Reimbursement Account");

Agent may maintain the Accounts described in (iii) through (ix) above as separate accounts or as subaccounts of the Cash Management Account.

    Section 2.2 No Other Accounts. Lessee and Operator represent, warrant and covenant that, except as specifically provided herein, there are no other accounts maintained by Lessee, Operator or any other party into which revenues from the ownership and operation of any of the Leased Properties are deposited. During the Term of the Lease Agreement, neither Lessee, Operator nor any other party shall open any other such account for the deposit of revenues from any of the Leased Properties.

    Section 2.3 Account Name. The Agent Accounts shall each be in the name of Lessor; provided, however, that in the event Lessor transfers or assigns the Lease Agreement, Agent, at Lessor's request, shall change the name of each Agent Account to the name of the transferee or assignee.

    Section 2.4 Eligible Accounts/Characterization of Accounts. Lessee, Operator and Agent shall maintain each Account (other than the Pooled Account) as an Eligible Account or a sub-account of an Eligible Account. Each Account (other than the Pooled Account) is and shall be treated as a "securities account" as such term is defined in Section 8.501(a) of the UCC. Agent hereby agrees that each item of property (whether investment property, financial asset, securities, instrument, cash or other property) credited to each Account (other than the Pooled Account) shall be treated as a "financial asset" within the meaning of
Section 8-102(a)(9) of the UCC. Agent shall, subject to the terms of this Agreement, treat Lessor as entitled to exercise the rights that comprise any financial asset credited to each Agent Account. All securities or other property underlying any financial assets credited to each Agent Account shall be registered in the name of Agent, endorsed to Agent or in blank or credited to another securities account maintained in the name of Agent and in no case will any financial asset credited to any Agent Account be registered in the name of Lessee, payable to the order of Lessee or specially endorsed to Lessee.

    Section 2.5 Permitted Investments. Sums on deposit in the Accounts (other than the Pooled Account) shall not be invested except in Permitted Investments. Except during the existence of any Event of Default, Lessee shall have the right to direct Agent to invest sums on deposit in the Agent Accounts in Permitted Investments; provided, however, in no event shall Lessee direct Agent to make a Permitted Investment if the maturity date of that Permitted Investment is later than the date on which the invested sums are required for payment of an obligation for which the Account was created. Lessee hereby irrevocably authorizes and directs Agent to apply any income earned from Permitted Investments to the respective Agent Accounts. The amount of actual losses sustained on a liquidation of a Permitted Investment shall be deposited into the Cash Management Account by Lessee no later than one (1) Business Day following such liquidation. Lessee shall be responsible for payment of any federal, state or local income or other tax applicable to income earned from Permitted Investments. The Agent Accounts shall be assigned the federal tax identification number of Lessee, which number is 35-2007426.

III.     CASH MANAGEMENT

         Section 3.1 Initial Deposits.

         (a) Lessee shall deposit in the Rent Account on October 18, 2002, the amount of the Advance Minimum Rent.

         (b) Lessee shall deposit in the FF&E Reserve Account on the date hereof the amount of the Applicable Percentage for the first Accounting Period, $_______________.

         (c) Lessee shall deposit in the Restricted Cash Account on the date hereof the amount of $2,000,000.

         (d) Lessee shall deposit in the Pooled Account on the date hereof the amount of $1,240,000, as the initial funding of the Aggregate Working Capital.

         Section 3.2 Intentionally Omitted.

         Section 3.3 Operation of Accounts.

         (a) Lessee and Operator shall cause all Gross Revenues of the Leased Properties, including all credit card receipts, to be deposited directly into the Clearing Accounts. If, notwithstanding the provisions of this Section
3.3(a), Lessee or Operator receives any Gross Revenues from the Leased Properties then (i) such amounts shall be deemed to be Collateral and shall be held for the benefit of Lessor, and (ii) Lessee or Operator shall deposit such amounts in the Clearing Account within one (1) Business Day of receipt. Commencing with the first billing statement delivered after the date hereof and for each subsequent statement delivered, Lessee and Operator shall instruct all parties that maintain open accounts with Lessee or Operator or with whom Lessee or Operator does business on an "accounts receivable" basis with respect to the Leased Properties to deliver all payments due under such accounts to the Clearing Accounts.

         (b) Provided no Operator Cash Trap Period then exists, Operator shall cause all Gross Revenues deposited into the Clearing Accounts, less and except the Local Working Capital Amount, to be transferred to the Pooled Account on every Business Day of each Accounting Period. Provided no Operator Cash Trap Period then exists, Operator shall disburse funds in the Pooled Account in the following order of priority:

              (i) First, Operator shall disburse the Operator Base Fee payable to Operator for the current Accounting Period, in accordance with the Operating Agreements;

              (ii) Second, Operator shall pay all Operating Expenses of the Leased Properties for the current Accounting Period, in accordance with the Operating Agreements; and

              (iii) Third, Operator shall deposit the FF&E Reserve Payment into the FF&E Reserve Account in accordance with the Operating Agreements.

On the 14th day of each Accounting Period (or the next Business Day if said 14th day is not a Business Day) Operator shall disburse one-half (1/2) of the estimated Aggregate Operating Profits for such Accounting Period, as estimated in Operator's reasonable discretion, into the Cash Management Account, based upon the most recent combined Interim Reports (as defined in the Operating Agreements) for the Leased Properties. On the 20th day following the last Business Day of each Accounting Period, Operator shall disburse the remainder of the Aggregate Operating Profits for such Accounting Period into the Cash Management Account.

         (c) Provided no Cash Trap Period then exists, Agent shall withdraw all available funds on deposit in the Cash Management Account on every Business Day of each Accounting Period; provided, however, that the first withdrawal from the Cash Management Account in any Accounting Period need not be made until a sufficient amount has accumulated in the Cash Management Account so that the deposits required pursuant to clauses (i) through (vi) below can be made. Agent shall disburse such funds in the following amounts and order of priority:

              (i) First, funds necessary to pay the First-Tier Administration Fee for the current Accounting Period shall be deposited into the First-Tier Administration Fee Account for disbursement to Lessee in accordance with the Lease Agreement;

              (ii) Second, funds necessary to pay First-Tier Minimum Rent to the Lessor for the current Accounting Period shall be deposited into the Rent Account for disbursement to Lessor in accordance with the Lease Agreement;

              (iii) Third, funds necessary to fund the 803 Reserve Payment, if any, shall be deposited into the FF&E Reserve Account in accordance with the Operating Agreements;

              (iv) Fourth, funds necessary to pay to the Lessor that portion of Second-Tier Minimum Rent equal to 10.5% of the Lease Basis, less the First-Tier Minimum Rent, for the current Accounting Period, shall be deposited into the Rent Account for disbursement to Lessor in accordance with the Lease Agreement;

              (v) Fifth, funds necessary to pay to Operator the 803 Reimbursement due for the current Accounting Period, if any, shall be deposited into the 803 Reimbursement Account for disbursement to Operator in accordance with the Operating Agreements;

              (vi) Sixth, funds necessary to pay to the Lessor the remainder of the Second-Tier Minimum Rent after payment of the amounts described in
    Section 3.3(c)(iv) hereinabove, for the current Accounting Period, shall be deposited into the Rent Account for disbursement to Lessor in accordance with the Lease Agreement;

              (vii) Seventh, funds sufficient to pay any Incentive Fee due Operator for the current Accounting Period shall be deposited into the Incentive Fee Account for disbursement to Operator in accordance with the Operating Agreements;

              (viii) Eighth, funds necessary to pay to Lessor the Aggregate Differential Amount due as of the current Accounting Period shall be deposited into the Rent Account;

              (ix) Ninth, funds sufficient to pay the Second-Tier Administration
    Fee for the current Accounting Period shall be deposited into the Second-Tier Administration Fee Account for disbursement to Lessee in accordance with the Lease Agreement;

              (x) Tenth, funds sufficient to pay Lessor Additional Rent due for the current Accounting Period shall be deposited into the Rent Account for disbursement to Lessor in accordance with the Lease Agreement;

              (xi) Eleventh, funds required to be funded into the Rent Reserve for the current Fiscal Year shall be deposited into the Rent Reserve Account in accordance with the Lease Agreement;

              (xii) Twelfth, all amounts remaining in the Cash Management Account after deposits for items (i) through (xi) shall be disbursed to Lessee.

         (d) If an Operator Cash Trap Period then exists, Lessee and Operator shall cause all amounts in the Clearing Accounts, less and except the Local
Working Capital Amount, to be transferred directly to the Cash Management Account. If an Operator Cash Trap Period then exists, Agent shall, during the Term of the Lease Agreement, withdraw all available funds on deposit in the Cash Management Account on every Business Day of each Accounting Period; provided, however, that the first withdrawal from the Cash Management Account in any Accounting Period during an Operator Cash Trap Period (after the deposits required pursuant to clauses (i) through (iii) have been made) need not be made until a sufficient amount has accumulated in the Cash Management Account so that the deposits required pursuant to clauses (iv) through (ix) below can be made. During an Operator Cash Trap Period, Agent shall disburse such funds in the following amounts and order of priority:

              (i) First, funds sufficient to pay the Operator Base Fee for the current Accounting Period shall be deposited into the Cash Trap Account;

              (ii) Second, funds sufficient to pay the Operating Expenses (to the extent such Operating Expenses are not otherwise specifically addressed in this Section 3.3(d)) for the current Accounting Period shall be paid as directed by Operator;

              (iii) Third, funds necessary to fund the FF&E Reserve Payment for the next Accounting Period shall be deposited into the Cash Trap Account;

              (iv) Fourth, funds necessary to pay the First-Tier Administration Fee for the current Accounting Period shall be deposited into the First-Tier Administration Fee Account for disbursement to Lessee in accordance with the Lease Agreement;

              (v) Fifth, funds necessary to pay First-Tier Minimum Rent to the Lessor for the current Accounting Period shall be deposited into the Rent Account for disbursement to Lessor in accordance with the Lease Agreement;

              (vi) Sixth, funds necessary to fund the 803 Reserve Payment, if any, shall be deposited into the Cash Trap Account;

              (vii) Seventh, funds necessary to pay to the Lessor that portion of Second-Tier Minimum Rent equal to 10.5% of the Lease Basis, less the First-Tier Minimum Rent, for the current Accounting Period, shall be deposited into the Rent Account for disbursement to Lessor in accordance with the Lease Agreement;

              (viii)  Eighth,  funds  necessary  to  pay  to  Operator  the  803
    Reimbursement due for the current Accounting Period, if any, shall be deposited into Cash Trap Account;

              (ix) Ninth, funds necessary to pay to the Lessor the remainder of the Second-Tier Minimum Rent after payment of the amounts described in
    Section 3.3(d)(vii) hereinabove, for the current Accounting Period, shall be deposited into the Rent Account for disbursement to Lessor in accordance with the Lease Agreement;

              (x) Tenth, funds sufficient to pay any Incentive Fees due Operator for the current Accounting Period shall be deposited into the Cash Trap Account;

              (xi) Eleventh, funds necessary to pay to Lessor the Aggregate Differential Amount due as of the current Accounting Period shall be deposited into the Rent Account;

              (xii) Twelfth, funds sufficient to pay the Second-Tier Administration Fee for the current Accounting Period shall be deposited into the Second-Tier Administration Fee Account for disbursement to Lessee in accordance with the Lease Agreement;

              (xiii) Thirteenth, funds sufficient to pay Lessor Additional Rent due for the current Accounting Period shall be deposited into the Rent Account for disbursement to Lessor in accordance with the Lease Agreement;

              (xiv) Fourteenth, funds required to be funded into the Rent Reserve for the current Fiscal Year shall be deposited into the Rent Reserve Account in accordance with the Lease Agreement;

              (xv) Fifteenth, all amounts remaining in the Cash Management Account after deposits for items (i) through (xiv) shall be disbursed to Lessee.

         (e) During the existence of an Operator Cash Trap Period, all funds on deposit in the FF&E Reserve Account shall be disbursed in accordance with
Section 5.2 of this Agreement. Upon the expiration of a Operator Cash Trap Period, (i) any funds deposited and held in the Cash Trap Account allocable to the FF&E Reserve which have not been disbursed in accordance with Section 5.2 of this Agreement shall be deposited into the FF&E Reserve Account for disbursement in accordance with the Operating Agreements and this Agreement; (ii) any funds remaining in the Cash Trap Account allocable to the payment of the Operator Base Fee shall be deposited into the Pooled Account for disbursement in accordance with the Operating Agreements and this Agreement; (iii) any funds remaining in the Cash Trap Account allocable to the payment of the Incentive Fee shall be deposited into the Incentive Fee Account for disbursement in accordance with the Operating Agreements and this Agreement; and (iv) any funds remaining in the Cash Trap Account allocable to the payment of the 803 Reimbursement shall be deposited into the 803 Reimbursement Account for disbursement in accordance with the Operating Agreements and this Agreement.

         (f) If a Lessee Cash Trap Period then exists, Operator shall continue to control and disburse funds in the Pooled Account in accordance with the terms of Section 3.3(b) hereinabove. Agent shall, during a Lessee Cash Trap Period, withdraw all available funds on deposit in the Cash Management Account on every Business Day of each Accounting Period; provided, however, that the first withdrawal from the Cash Management Account in any Accounting Period during a Lessee Cash Trap Period need not be made until a sufficient amount has accumulated in the Cash Management Account so that the deposits required pursuant to clauses (i) through (vi) below can be made. During a Lessee Cash Trap Period, Agent shall disburse such funds in the following amounts and order of priority:

              (i) First, funds necessary to pay the First-Tier Administration Fee for the current Accounting Period shall be deposited into the First-Tier Administration Fee Account for disbursement to Lessee in accordance with the Lease Agreement;

              (ii) Second, funds necessary to pay First-Tier Minimum Rent to the Lessor for the current Accounting Period shall be deposited into the Rent Account for disbursement to Lessor in accordance with the Lease Agreement;

              (iii) Third, funds necessary to fund the 803 Reserve Payment, if any, shall be deposited into the FF&E Reserve Account in accordance with the Operating Agreements; (iv) Fourth, funds necessary to pay to the Lessor that portion of Second-Tier Minimum Rent equal to 10.5% of the Lease Basis, less the First-Tier Minimum Rent, for the current Accounting Period, shall be deposited into the Rent Account for disbursement to Lessor in accordance with the Lease Agreement;

              (v) Fifth, funds necessary to pay to Operator the 803 Reimbursement due for the current Accounting Period, if any, shall be deposited into the 803 Reimbursement Account for disbursement to Operator in accordance with the Operating Agreements;

              (vi) Sixth, funds necessary to pay to the Lessor the remainder of the Second-Tier Minimum Rent after payment of the amounts described in
    Section 3.3(f)(iv) hereinabove, for the current Accounting Period, shall be deposited into the Rent Account for disbursement to Lessor in accordance with the Lease Agreement;

              (vii) Seventh, funds sufficient to pay any Incentive Fee due Operator for the current Accounting Period shall be deposited into the Incentive Fee Account for disbursement to Operator in accordance with the Operating Agreements;

              (viii) Eighth, funds necessary to pay to Lessor the Aggregate Differential Amount due as of the current Accounting Period shall be deposited into the Rent Account;

              (ix) Ninth, funds sufficient to pay Lessor Additional Rent due for the current Accounting Period shall be deposited into the Rent Account for disbursement to Lessor in accordance with the Lease Agreement;

              (x) Tenth, funds required to be funded into the Rent Reserve for the current Fiscal Year shall be deposited into the Rent Reserve Account in accordance with the Lease Agreement;

              (xi)   Eleventh,   funds   sufficient   to  pay  the   Second-Tier
    Administration Fee for the current Accounting
         Period shall be deposited into the Cash Trap Account;

              (xii) Twelfth, all amounts remaining in the Cash Management Account after deposits for items (i) through (xi) shall be deposited into the Cash Trap Account.

         (g) Upon the expiration of a Lessee Cash Trap Period, (i) any funds remaining in the Cash Trap Account allocable to the payment of the First-Tier Administration Fee and the Second-Tier Administration Fee shall be deposited into the First-Tier Administration Fee Account and the Second-Tier Administration Fee Account, respectively, for disbursement in accordance with the Lease Agreement and this Agreement; and (ii) any funds remaining in the Cash Trap Account payable to the Lessee shall be disbursed to Lessee in accordance with the Lease Agreement and this Agreement.

         (h) Any amounts to be paid, retained, deposited or disbursed in accordance with this Article III on a Fiscal Year basis (as opposed to an Accounting Period basis) requiring estimation or pro-ration (an "Estimated Payment") shall be reasonably determined by Operator (with respect to the Operator Controlled Accounts and the Pooled Account) or by Lessor (with respect to the Agent Accounts). In each Accounting Period after the first Accounting Period of a Fiscal Year, inclusive (and, if necessary, from one Fiscal Year to the next) the Estimated Payments shall be adjusted and reconciled, as reasonably necessary, with respect to the Estimated Payments for prior Accounting Periods during the then current Fiscal Year. All such adjustments and reconciliations shall be made in the order of priority as set forth in this Section 3.3.



    Section 3.4 Pooling of Funds.

         (a) All FF&E Reserve Payments required to be made in accordance with the Operating Agreements shall be pooled and commingled in the FF&E Reserve Account. The FF&E Reserve shall be available to all Leased Properties in accordance with the Operating Agreements and this Agreement, regardless of the amount of funds that would otherwise be held for a particular Leased Property if an FF&E Reserve was separately maintained for each Leased Property. Upon the expiration or termination of the Operating Agreements, the Operator shall release and transfer the remaining FF&E Reserve in accordance with the Operating Agreements.

         (b) The Aggregate Working Capital shall be commingled in the Pooled Account and managed by Operator in accordance with the Operating Agreements. The parties acknowledge that the Pooled Account is not a segregated Operator account and that Operator shall be permitted to commingle funds in the Pooled Account with other funds of Operator not relating to the Leased Properties.

    Section 3.5 Funds Held in Trust. To the extent that funds on deposit in the Accounts are applied other than as required by this Agreement, the parties hereto shall cooperate to promptly redirect such funds so that they are applied in accordance with the terms of this Agreement. If such funds cannot be so redirected during the then current Accounting Period, the parties agree to cause such redirection during the succeeding Accounting Periods, as necessary. Should any payment or distribution under Section 3.3 be received by a party hereto not entitled to such payment or distribution (the "Recipient"), Recipient shall deliver the same to the party to whom such payment or distribution is owed (the "Distributee") in precisely the form received (except for the Recipient's endorsement or assignment where necessary). Until so delivered, the Recipient shall hold the same in trust as property of the Distributee.


IV.      WITHDRAWALS

    Section 4.1 Withdrawals From Rent Account. Lessor shall have the right to withdraw amounts from the Rent Account to pay Rent on the date that any Rent is due and payable under the Lease Agreement.

    Section 4.2 Requests for Withdrawals from the FF&E Reserve Account. During the pendency of any Operator Cash Trap Period, Agent shall only disburse funds on deposit in the FF&E Reserve Account and/or the Cash Trap Account (to the extent funds deposited into the Cash Trap Account are allocable to the FF&E Reserve) in accordance with the written request of Lessee and Operator approved in writing by Lessor. Lessor shall so approve provided all the procedures and requirements set forth in the Lease Agreement and the Operating Agreements for such disbursements have been complied with and all of the procedures and requirements set forth in Section 5.2 of this Agreement have been complied with.

    Section 4.3 Operating Expense Amounts. During the pendency of any Operator Cash Trap Period, with respect to any Operating Expenses to be paid by funds on deposit in the Accounts, Operator, if requested by Lessor, shall provide (i) a detailed explanation of any variances of ten percent (10%) or more between budgeted (as set forth in the Annual Operating Projection) and actual amounts in the aggregate and on a line-item basis and (ii) with respect to any items that cost $50,000 or more (except payroll, Impositions and utility expenses), all invoices or other backup requested by Lessor to substantiate the amount disbursed to Lessee or Operator, or disbursed at the direction of Lessee or Operator. As and when available (but the same shall be deemed available no later than sixty (60) days after any such disbursement), at the request of Lessor, Lessee or Operator shall deliver evidence of payment reasonably acceptable to Lessor of the amounts for which disbursements hereunder have been made.

    Section 4.4 Sole Dominion and Control. Lessee and Operator acknowledge and agree that the Agent Accounts are subject to the sole dominion, control and discretion of Lessor, its authorized agents or designees, including Agent, subject to the terms hereof. Neither Lessee nor Operator shall have the right of withdrawal with respect to any Agent Account except with the prior written consent of Lessor. Agent shall have the right and agrees to comply with the instructions of Lessor with respect to the Agent Accounts without the further consent of Lessee or Operator. Agent shall comply with all "entitlement orders" (as defined in Section 8-102(a)(8) of the UCC) and instructions originated by Lessor without further consent by Lessee or any other party.


V.       FF&E ACCOUNTS

    Section 5.1 Certifications by Operator. Within twenty (20) Days after the close of each Accounting Period, Operator shall submit to Lessor, Lessee and Agent an Officer's Certificate covering such Accounting Period and the Fiscal Year to date, setting forth: (a) Aggregate Gross Revenues, Aggregate Operating Expenses, Aggregate Operating Profit, and applications and distributions thereof for each of the Properties, and (b) a statement in reasonable detail summarizing any and all contributions to, and expenditures from the Operator Controlled Accounts and the Pooled Account.

    Section 5.2 Withdrawals from Cash Trap Account for FF&E Reserve Payments. During the pendency of any Operator Cash Trap Period, Operator will be permitted to request a single disbursement of funds from the FF&E Reserve Account and/or the Cash Trap Account (to the extent funds deposited into the Cash Trap Account are allocable to the FF&E Reserve) once each week (or at any time permitted under the Operating Agreements in the case of an emergency expenditure), based on its reasonable estimate of upcoming, near-term FF&E expenditures as set forth in the applicable Annual Operating Projection. Each request for a withdrawal of funds from the FF&E Reserve Account and/or the Cash Trap Account (to the extent funds deposited into the Cash Trap Account are allocable to the FF&E Reserve) shall be accompanied by an Officer's Certificate of the Operator verifying that
(i) the amounts requested will be applied to the payment or reimbursement of FF&E expenditures included in the applicable Annual Operating Projection or for other FF&E expenditures for which Operator is permitted to make withdrawals from the FF&E Reserve Account in accordance with the terms and conditions of the Operating Agreements, (ii) all funds that Operator previously has withdrawn for FF&E Reserve Payments (other than amounts being retained for reasonably estimated future costs included in the applicable Annual Operating Projection) have been applied to the payment or reimbursement of FF&E expenditures in accordance with the terms and conditions of the Operating Agreements, and (iii) that, to the knowledge of Operator, there are no accounts payable in connection with the applicable Annual Operating Projection with an unpaid balance, either singly or in the aggregate, of more than $50,000 or that are more than sixty
(60) days past due (unless payment is being contested in good faith in accordance with Article 8 of the Operating Agreements). Moreover, Operator will provide a detailed written accounting of expenditures for the applicable Annual Operating Projection, in a form customarily maintained by Operator in the ordinary course of business, together with copies of paid invoices for items that have been paid from prior withdrawals from the FF&E Reserve Account or the Cash Trap Account, as applicable.

    Section 5.3 Disbursements to Operator During Operator Cash Trap Period. Upon Lessor's approval of a request from the Operator for a disbursement from the FF&E Reserve Account and/or the Cash Trap Account (to the extent funds deposited into the Cash Trap Account are allocable to the FF&E Reserve) and satisfaction of the conditions set forth in Section 5.2 of this Agreement, Lessor shall direct Agent to disburse the requested and approved amount up to the amount in the FF&E Reserve Account or the Cash Trap Account, as applicable, to the Operator or at Operator's direction by automated clearing house funds or by Federal wire on the next Business Day for requests made no later than 11:00 a.m., EST, on the preceding Business Day, to be held in the name of the Operator for payment of costs included in the applicable Annual Operating Projection. Such disbursements shall be made to Operator.

    Section 5.4 True-Up Procedures. Within seventy-five (75) days after the end of each Fiscal Year, FF&E Reserve Payments deposited into the FF&E Reserve Account or the Cash Trap Account, as applicable, during such Fiscal Year shall be adjusted to ensure that the aggregate amount of all deposits made into the FF&E Reserve Account or the Cash Trap Account, as applicable, during such Fiscal Year is equal to the amount required to have been deposited therein in accordance with the FF&E Reserve requirements of the Operating Agreements and this Agreement. Any shortfall in the FF&E Reserve Account or the Cash Trap Account, as applicable, on the date such adjustment is computed, to the extent not otherwise funded by Lessee, shall be funded into the FF&E Reserve Account from amounts that otherwise would be distributed to Lessee from the Cash Management Account immediately following the end of the Accounting Period in which such adjustment is computed, and any overages shall be paid to or as directed by Lessee from the FF&E Reserve Account on such date.

    Section 5.5 Inspection of Work. Lessee and Operator shall permit Lessor and Lessor's agents and representatives (including, without limitation, Lessor's engineer, architect, or inspector) or third parties to enter onto each Leased Property during normal business hours to inspect the progress of all work funded pursuant to this Article V and all materials being used in connection therewith and to examine all plans and shop drawings relating thereto. Lessee shall pay all costs and expenses in connection with any such inspection.


VI.      PLEDGE OF ACCOUNTS

    Section 6.1 Security for Obligations.

         (a) To secure the full and punctual payment and performance of all obligations of Lessee now or hereafter existing with respect to the Lease Agreement, whether for payment of Rent or otherwise, and all obligations of Lessee or Operator now or hereafter existing under this Agreement, the Clearing Account Agreements, the Operative Documents and all other documents delivered by Lessee or Operator in connection with the Lease Agreement (all such obligations, collectively, the "Obligations"), Lessee and Operator hereby grant to Lessor a first priority continuing security interest in and to the following property, whether now owned or existing or hereafter acquired or arising and regardless of where located (all of the same, collectively, the "Collateral"):

              (i) the Accounts (other than the Pooled Account) and all cash, checks, drafts, certificates and instruments, if any, from time to time deposited or held in the Accounts (other than the Pooled Account), including, without limitation, all deposits or wire transfers made to the Accounts (other than the Pooled Account);

              (ii) any and all amounts invested in Permitted Investments;

              (iii)  all  interest,   dividends,  cash,  instruments  and  other
property from time to time received, receivable or otherwise payable in respect of, or in exchange for, any or all of the foregoing; and

              (iv) to the extent not covered by clauses (i), (ii) or (iii) above, all "proceeds" (as defined under the Uniform Commercial Code as in effect in the State of Florida (the "UCC")) of any or all of the foregoing;

provided, however, Collateral shall not be deemed to include any amounts paid to Operator in accordance with the Lease Agreement or the Operating Agreements.

         (b) Lessor and Agent, as agent for Lessor, shall have with respect to the Collateral, in addition to the rights and remedies herein set forth, all of the rights and remedies available to a secured party under the UCC, as if such rights and remedies were fully set forth herein.

    Section  6.2 Rights on Default.

         (a)......Upon the occurrence of a Lessee Event of Default, Lessor shall promptly notify Agent of such Lessee Event of Default and, during the pendency on a Lessee Cash Trap Period, without notice from Agent or Lessor, (i) Lessee shall have no further right in respect of (including, without limitation, the right to instruct Lessor or Agent to transfer from) the Accounts, (ii) Lessor may direct Agent to liquidate and transfer any amounts in the Agent Accounts then invested in Permitted Investments or reinvest such amounts in other Permitted Investments as Lessor may reasonably determine is necessary to perfect or protect any security interest granted or purported to be granted hereby or to enable Agent, as agent for Lessor, or Lessor to exercise and enforce Lessor's rights and remedies hereunder with respect to any Collateral, (iii) Lessor may at any time or from time to time, charge, set-off and otherwise apply all or any part of the Collateral (other than Collateral pledged by the Operator) against the Obligations of Lessee or any part thereof in such order of priority as Lessor may determine, (iv) Lessor may in its sole discretion, at any time and from time to time, exercise any and all rights and remedies available to it under this Agreement, and/or as a secured party under the UCC and/or under any other applicable law; and (v) Lessor may demand, collect, take possession of, receive, settle, compromise, adjust, sue for, foreclose or realize upon the Collateral (or any portion thereof, other than Collateral pledged by the Operator) as Lessor may determine in its sole discretion.

         (b) Upon the occurrence of an Operator Event of Default, Lessor shall promptly notify Agent of such Operator Event of Default and, during the pendency on an Operator Cash Trap Period, without notice from Agent or Lessor, (i) Operator shall have no further right in respect of the Operator Controlled Accounts except as specifically provided herein, (ii) Lessor may direct Agent to liquidate and transfer any amounts allocable to the Operator Controlled Accounts then invested in Permitted Investments to the Operator Controlled Accounts or reinvest such amounts in other Permitted Investments as Lessor may reasonably determine is necessary to perfect or protect any security interest granted or purported to be granted hereby or to enable Agent, as agent for Lessor, (iii) Lessor may at any time or from time to time, charge, set-off and otherwise apply all or any part of the Collateral (other than Collateral pledged by the Lessee) against the Obligations of Operator or any part thereof, (iv) Lessor may, in its sole discretion, at any time and from time to time, exercise any and all rights and remedies available to it under this Agreement, and/or as a secured party under the UCC and/or under any other applicable law; and (v) Lessor may demand, collect, take possession of, receive, settle, compromise, adjust, sue for, foreclose or realize upon the Collateral (or any portion thereof, other than Collateral pledged by the Lessee) as Lessor may determine in its sole discretion.

    Section 6.3 Financing Statement; Further Assurances. Simultaneously herewith, Lessee and Operator shall execute and deliver to Lessor for filing a financing statement or statements in connection with the Collateral in the form required by Lessor to properly perfect Lessor's security interest therein. Lessee and Operator agree that at any time and from time to time, at their own expense, Lessee and Operator will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Agent or Lessor may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby (including, without limitation, any security interest in and to any Permitted Investments) or to enable Agent or Lessor to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

    Section 6.4 Termination of Agreement. This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until the later of (i) the expiration or earlier termination of the Lease Agreement and the Operative Documents, (ii) the expiration or earlier termination of the Operating Agreements, or (iii) payment in full of the Obligations. At such time, this Agreement shall terminate and Lessee or Operator, as applicable, shall be entitled to the return, upon its request and at its expense, of such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof, and Agent and/or Lessor shall execute such instruments and documents as may be reasonably requested by Lessee to evidence such termination and the release of the lien hereof.

    Section 6.5 Waiver. Lessee and Operator hereby expressly waive, to the fullest extent permitted by law, presentment, demand, protest or any notice of any kind in connection with this Article VI or the Collateral. Lessee and Operator acknowledge and agree that ten (10) days' prior written notice of the time and place of any public sale of the Collateral or any other intended disposition thereof shall be reasonable and sufficient notice to Lessee within the meaning of the UCC. Any and all of Agent's and/or Lessor's rights with respect to the lien and security interest granted hereunder shall continue unimpaired, and Lessee shall be and remain obligated in accordance with the terms hereof, notwithstanding (a) any proceeding of Lessee under the Federal Bankruptcy Code or any bankruptcy, insolvency or reorganization laws or statutes of any state, (b) the release or substitution of Collateral at any time, or of any rights or interests therein or (c) any delay, extension of time, renewal, compromise or other indulgence granted by the Agent and/or Lessor in the event of any default, with respect to the Collateral or otherwise hereunder. No delay or extension of time by Agent and/or Lessor in exercising any power of sale, option or other right or remedy under this Article VI, and no notice or demand which may be given to or made upon Lessee or Operator by Agent and/or Lessor, shall constitute a waiver thereof, or limit, impair or prejudice Agent's and/or Lessor's right, without notice or demand, to take any action against Lessee or to exercise any other power of sale, option or any other right or remedy under this Article VI.

VII.     RIGHTS AND DUTIES OF LESSOR AND AGENT

    Section 7.1 Reasonable Care. Beyond the exercise of reasonable care in the custody thereof or as otherwise expressly provided herein, neither Agent nor Lessor shall have any duty as to any Collateral in its possession or control as agent therefor or bailee thereof or any income thereon or the preservation of rights against any party or otherwise with respect thereto. Agent and Lessor each shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which Agent or Lessor accords its own property, it being understood that Lessor shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in value thereof, by reason of the act or omission of Agent or Lessor, its Affiliates, agents, employees or bailees, except to the extent that such loss or damage results from Agent's or Lessor's gross negligence or willful misconduct, provided that nothing in this Article VII shall be deemed to relieve Agent from the duties and standard of care which, as a commercial bank, it generally owes to depositors. Neither Lessor nor Agent shall have any liability for any loss resulting from the investment of funds in Permitted Investments in accordance with the terms and conditions of this Agreement.

    Section 7.2 Indemnity. Agent, in its capacity as agent hereunder, shall be responsible for the performance only of such duties as are specifically set forth herein, and no duty shall be implied from any provision hereof. Agent shall not be under any obligation or duty to perform any act which would involve it in expense or liability or to institute or defend any suit in respect hereof, or to advance any of its own monies. Lessee shall indemnify and hold Agent, Lessor and their respective employees and officers harmless from and against any loss, cost or damage (including, without limitation, reasonable attorneys' fees and disbursements) incurred by Agent or Lessor in connection with the transactions contemplated hereby, except to the extent that such loss or damage results from Agent's or Lessor's gross negligence or willful misconduct.

    Section 7.3 Reliance. Agent shall be protected in acting upon any notice, resolution, request, consent, order, certificate, report, opinion, bond or other paper, document or signature believed by it to be genuine, and it may be assumed that any party purporting to act on behalf of any party giving any of the foregoing in connection with the provisions hereof has been duly authorized to do so. Agent may consult with legal counsel, and the opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder and in good faith in accordance therewith. Agent shall not be liable for any act or omission done or omitted to be done by Agent in reliance upon any instruction, direction or certification received by Agent and without gross negligence or willful or reckless misconduct.

    Section 7.4 Resignation of Agent.

         (a) Agent shall have the right to resign as Agent hereunder upon thirty
(30) days' prior written notice to Operator, Lessee and Lessor, and in the event of such resignation, Lessee shall appoint a successor Agent which must be an Eligible Institution. No such resignation by Agent shall become effective until a successor Agent shall have accepted such appointment and executed an instrument by which it shall have assumed all of the rights and obligations of Agent hereunder. If no such successor Agent is appointed within sixty (60) days after receipt of the resigning Agent's notice of resignation, the resigning Agent may petition a court for the appointment of a successor Agent.

         (b) In connection with any resignation by Agent, (i) the resigning Agent shall, at the sole cost of Lessee, (A) duly assign, transfer and deliver to the successor Agent this Agreement and all cash and Permitted Investments held by it hereunder, (B) execute such financing statements and other instruments as may be necessary to assign to the successor Agent the security interest in the Collateral existing in favor of the retiring Agent hereunder and to otherwise give effect to such succession and (C) take such other actions as may be reasonably required by Lessor or the successor Agent in connection with the foregoing and (ii) the successor Agent shall establish in its name, as secured party, cash collateral accounts, which shall become the Agent Accounts for purposes of this Agreement upon the succession of such Agent.

         (c) Lessor at its sole  discretion  shall have the right,  upon  thirty
(30) days notice to Agent, to replace Agent with a successor Agent that satisfies the requirements of an Eligible Institution or to have one or more of the Agent Accounts held by another Eligible Institution, provided that such successor Agent shall perform the duties of Agent pursuant to the terms of this Agreement.

    Section 7.5 Lessor Appointed Attorney-In-Fact. Lessee hereby irrevocably constitutes and appoints Lessor as Lessee's true and lawful attorney-in-fact, with full power of substitution, during any Lessee Cash Trap Period, to execute, acknowledge and deliver any instruments and to exercise and enforce every right, power, remedy, option and privilege of Lessee with respect to the Collateral, and do in the name, place and stead of Lessee, all such acts, things and deeds for and on behalf of and in the name of Lessee, which Lessee could or might do or which Agent or Lessor may deem necessary or desirable to more fully vest in Lessor the rights and remedies provided for herein and to accomplish the purposes of this Agreement. The foregoing powers of attorney are irrevocable and coupled with an interest. If Lessee fails to perform any agreement herein contained and such failure shall continue for five (5) Business Days after notice of such failure is given to Lessee, Lessor may perform or cause performance of any such agreement, and any reasonable expenses of Lessor and Agent in connection therewith shall be paid by Lessee.

    Section 7.6 Acknowledgment of Lien/Offset Rights. Agent hereby acknowledges and agrees that (a) the Agent Accounts shall be held by Agent in the name of Lessor, (b) Lessee and Operator have granted to Lessor a first priority security interest in the Collateral, (c) Agent shall not disburse any funds from the Accounts except as provided herein, and (d) Agent shall invest and reinvest any balance of the Agent Accounts in Permitted Investments. Agent hereby waives any right of offset, banker's lien or similar rights against, or any assignment, security interest or other interest in, the Collateral.

    Section 7.7 Reporting Procedures. Agent shall provide Lessee and Lessor with a record of all checks any other items deposited to the Cash Management Account or processed for collection. Agent shall send a monthly report to Lessee and Operator, which monthly report shall specify the credits and charges to the Agent Accounts for the previous Accounting Period. Agent shall, at the request of Lessor, establish Lessor and its designated servicer as users of Agent's electronic data transfer system in accordance with Agent's standard procedures. Upon request of Lessor or its designated servicer, (i) Agent shall send to Lessor or its designated servicer, as applicable, either (x) copies of the daily credit advices and any other advices or reports furnished by Agent to Lessee and/or Operator hereunder or (y) information on Account balances, to the extent said balances in the Agent Accounts have changed from the previous report, the aggregate amount of withdrawals from the Agent Accounts and other similar information via the electronic data transfer system or facsimile transmission on a daily basis, and (ii) Agent shall advise Lessor or its designated servicer, as applicable, of the amount of available funds in the Agent Accounts and shall deliver to Lessor or its designated servicer copies of all statements and other information concerning the Agent Accounts, to the extent that the balances therein have changed from the previous report, as Lessor or its designated servicer shall reasonably request. In the event Agent shall resign as Agent hereunder, Agent shall provide Lessee and Operator with a final accounting with respect to the Agent Accounts.

VIII.    PERFORMANCE TERMINATION

    Section 8.1 Lessee shall have the option to terminate all of the Operating Agreements (as a complete group with respect to all of the Leased Properties), subject to this Article VIII, if:

    1. (a) With respect to any full Fiscal Year commencing after the date of this Agreement, the Aggregate Operating Profit is less than the First-Tier Minimum Rent due for such Fiscal Year (the "First-Tier Performance Threshold");

    2. (b) Aggregate Operating Profit for any two consecutive, full Fiscal Years is less than an amount equal to the following percentage applied to Lessee's
Investment Basis (as defined in the Operating Agreements), together with the Lessee's Additional Investment (as defined in the Operating Agreements): (i) 8.0% with respect to Fiscal Years 2003 and 2004, (i) 8.5% with respect to Fiscal Years 2005 through 2007, (i) 9.0% with respect to Fiscal Years 2008 and following (the "Second-Tier Performance Threshold");

    3. provided, however, Lessee shall not have the option to terminate the Operating Agreements, if the First-Tier Performance Threshold or the Second-Tier Performance Threshold is not satisfied as a result of (i) Force Majeure affecting one or more of the Leased Properties; or (ii) major renovation to any Leased Property(ies) that materially and adversely affects the operation of such Leased Property(ies); or (iii) any default by Lessee under this Agreement, the Operating Agreements or any of the Operative Documents. Provided, further, that Lessee shall not have the option to terminate the Operating Agreements following Fiscal Years 2004 and 2005, in the event that the Second-Tier Performance Threshold would be satisfied by excluding that portion of the Aggregate
Operating Profit, Lessee's Investment Basis (as defined in the Operating Agreements), and Lessee's Additional Investment (as defined in the Operating Agreements) allocable to the Brighton Gardens of Naples, Florida Leased Property and the Brighton Gardens of Venice, Florida Leased Property.

    4.  Section  8.2 Lessee  shall have the right to exercise  its option  under
Section 8.1 by giving Operator notice of such exercise within ninety (90) days of Lessee's receipt of the Annual Financial Report (as defined in the Operating Agreements) for the Fiscal Year(s) in question. Lessee's failure to exercise its option under Section 8.1 with respect to any two (2) consecutive Fiscal Years in which the Second-Tier Performance Threshold is not satisfied shall not be deemed an estoppel or waiver of Lessee's right to exercise its option under Section 8.1 for the Second-Tier Performance Threshold with respect to the second of such two
(2) Fiscal Years and the immediately  following Fiscal Year.

    5. Section 8.3 Upon receipt of a notice of exercise sent by Lessee to Operator pursuant to Section 8.2, Operator may avoid termination of the Operating Agreements by delivering to Lessee the Shortfall Payment within thirty
(30) days after receiving such notice. For purposes of this Agreement, the "Shortfall Payment" shall mean: (i) with respect to any failure to satisfy the First-Tier Performance Threshold, an amount by which Aggregate Operating Profit for the applicable Fiscal Year is less than the First-Tier Performance Threshold for such Fiscal Year, or (ii) with respect to any failure to satisfy the Second-Tier Performance Threshold, an amount by which Aggregate Operating Profit for the applicable two (2) Fiscal Years is less than the Second-Tier Performance Threshold for such two (2) Fiscal Years. Under no circumstances shall Lessee be obligated to repay or reimburse Operator for any Shortfall Payment, and the Shortfall Payment shall not be characterized as a loan. In the event Operator delivers the Shortfall Payment, then any exercise by Lessee of an option to terminate pursuant to Section 8.1 shall be canceled and of no force or effect with respect to the Fiscal Year(s) in question and the Operating Agreements shall not terminate; provided, however, Lessee's option to terminate the Operating Agreements under Section 8.1 shall remain in effect as to subsequent Fiscal Years. In the event Operator makes a Shortfall Payment pursuant to this
Section 8.3, the Fiscal Year(s) with respect to which such Shortfall Payment are made shall thereafter not be treated as Fiscal Year(s) in which the First-Tier Performance Threshold or the Second-Tier Performance Threshold is not satisfied. Operator shall have the right to make a Shortfall Payment (i) on unlimited occasions with respect to the First-Tier Performance Threshold, (ii) on only two
(2) occasions during the Initial Term of the Operating Agreements (as defined therein) with respect to the Second-Tier Performance Threshold, and (iii) only one (i) occasion during each of the Extended Terms, if any, under the Operating Agreements (as defined therein) with respect to the Second-Tier Performance Threshold.

    6. Section 8.4 If Operator does not elect to make the Shortfall Payment, all of the Operating Agreements shall terminate as of the last day of the fourth
(4th) full Accounting Period following the date on which Operator receives Lessee's notice of exercise of the option provided in Section 8.1.

IX.      MISCELLANEOUS

    Section 9.1 Transfers and Other Liens. Lessee and Operator agree that it will not (i) sell or otherwise dispose of any of the Collateral or (ii) create or permit to exist any Lien upon or with respect to all or any of the Collateral, except for the Lien granted under this Agreement.

    Section 9.2 Lessor's Right to Perform Obligations of Lessee or Operator; No Liability of Lessor. If Lessee or Operator fail to perform any of the covenants or obligations contained herein, and such failure shall continue for a period five (5) Business Days after receipt of written notice thereof from Lessor, Lessor may itself perform, or cause performance of, such covenants or obligations, and the reasonable expenses of Lessor incurred in connection therewith shall be payable by Lessee or Operator, as applicable, to Lessor. Notwithstanding Lessor's right to perform certain obligations of Lessee or Operator, it is acknowledged and agreed that Lessee retains control of the Leased Properties and operation thereof (subject to the rights of Operator in accordance with the Operating Agreements and the Operative Documents) and notwithstanding anything contained herein or Agent's or Lessor's exercise of any of its rights or remedies hereunder, under the Operative Documents or otherwise at law or in equity, neither Agent nor Lessor shall be deemed to be a mortgagee-in-possession nor shall Lessor be subject to any liability with respect to of the Leased Properties or otherwise based upon any claim of lender liability.

    Section 9.3 No Waiver. The rights and remedies provided in this Agreement and the other Operative Documents are cumulative and may be exercised independently or concurrently, and are not exclusive of any other right or remedy provided at law or in equity. No failure to exercise or delay by any party hereto in exercising any right or remedy hereunder or under the Operative Documents shall impair or prohibit the exercise of any such rights or remedies in the future or be deemed to constitute a waiver or limitation of any such right or remedy or acquiescence therein. Every right and remedy granted to Agent and/or Lessor hereunder or by law may be exercised by Agent and/or Lessor at any time and from time to time, and as often as Agent and/or Lessor may deem it expedient.

    Section 9.4 Expenses.


         (a) The Collateral pledged by Lessee shall secure, and Lessee shall pay to Agent and Lessor and/or Agent's and Lessor's counsel on demand, from time to time, all costs and expenses (including, but not limited to, reasonable attorneys' fees and disbursements, and transfer, recording and filing fees, taxes and other charges) of, or incidental to, the creation or perfection of any lien or security interest granted or intended to be granted hereby, the custody, care, sale, transfer, administration, collection of or realization on the Collateral pledged by Lessee. Standard and customary fees and charges associated with the Agent Accounts shall be included on a monthly consolidated account analysis statement which Agent shall submit to Lessee for Lessee's payment. This statement shall set forth the fees and charges payable for such month, including, but not limited to reasonable fees and reasonable expenses incurred in connection with this Agreement and be accompanied by reasonably detailed supporting documentation. Agent shall be entitled to charge the Agent Accounts for such fees and expenses as indicated by the analysis statement. The Collateral pledged by Lessee shall secure, and Lessee shall pay to Agent and Lessor and/or Agent's and Lessor's counsel on demand, from time to time, amounts arising from or relating to a Lessee Event of Default and the enforcement, protection or preservation of the rights or remedies of Agent and/or Lessor under this Agreement, the Lease Agreement or the other Operative Documents with respect to such Lessee Event of Default.

         (b) The Collateral pledged by Operator shall secure, and Operator shall pay to Agent and Lessor and/or Agent's and Lessor's counsel on demand, from time to time, all costs and expenses (including, but not limited to, reasonable attorneys' fees and disbursements, and transfer, recording and filing fees, taxes and other charges) of, or incidental to, the creation or perfection of any lien or security interest granted or intended to be granted hereby, the custody, care, sale, transfer, administration, collection of or realization on the Collateral pledged by Lessee (with such costs and expenses being deemed Operating Expenses under the Operating Agreements). The Collateral pledged by Operator shall secure, and Operator shall pay to Agent and Lessor and/or Agent's and Lessor's counsel on demand, from time to time, amounts arising from or relating to an Operator Event of Default and the enforcement, protection or preservation of the rights or remedies of Agent and/or Lessor under this Agreement, the Lease Agreement or the other Operative Documents with respect to such Operator Event of Default.

    Section 9.5 Entire Agreement. This Agreement constitutes the entire and final agreement between the parties with respect to the subject matter hereof and may not be changed, terminated or otherwise varied, except by a writing duly executed by the parties.

    Section 9.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective successors and assigns.

    Section 9.7 Notices. All notices, demands, requests, consents, approvals and other communications (any of the foregoing, a "Notice") required, permitted, or desired to be given hereunder shall be in writing sent by telefax or by registered or certified mail, postage prepaid, return receipt requested or delivered by hand or reputable overnight courier addressed to the party to be so notified at its address hereinafter set forth, or to such other address as such party may hereafter specify in accordance with the provisions of this Section
9.7. Any such Notice shall be deemed to have been received three (3) days after the date such Notice is mailed or on the date of sending by telefax or delivery by hand or the next day if sent by an overnight commercial courier addressed to the parties as follows:

                  If to Lessor, c/o:

                           CNL Retirement Properties, Inc.
                           CNL Center at City Commons
                           450 South Orange Avenue
                           Orlando, FL  32801-3336
                           Attn:  Mr. Phillip M. Anderson or
                           Chief Operating Officer
                           Phone:  (407) 835-3201
                           Fax :  (407) 835-3232

                  With a copy to:

                           Greenberg Traurig, P.A.
                           450 S. Orange Avenue, Suite 650
                           Orlando, FL  32801
                           Attn:  Michael J. Sullivan, Esq.
                           Phone:  (407) 418-2376
                           Fax:  (407) 420-5909

                  With a copy to:

                           Greenberg Traurig, P.A.
                           One International Place, 3rd Floor
                           Boston, MA  02110
                           Attn:  Jennifer Weiss, Esq.
                           Phone:  (617) 310-6005
                           Fax:  (617) 310-6001

                  With a copy to:

                           Marriott Senior Living Services, Inc.
                           10400 Fernwood Road
                           Bethesda, Maryland  20817
                           Attn: Chief Financial Officer
                           Phone:  (301) 380-3000
                           Fax:  (301) 380-3538

                  With copy to:

                           Marriott International, Inc.
                           10400 Fernwood Road
                           Bethesda, Maryland  20817
                           Attn: General Counsel
                           Phone:  (301) 380-3000
                           Fax:  (301) 380-6727

                  If to Lessee to:

                           c/o Prime Care Properties, LLC
                           10401 N. Meridian Street
                           Suite 122
                           Indianapolis, IN  46290
                           Attn:  Jay L. Hicks, President
                           Phone:  (317) 630-3156
                           Fax:  (317) 630-3159

                  with a copy to:

                           Bose, McKinney & Evans, LLP
                           600 East 96th Street, Suite 500
                           Indianapolis, IN  46240
                           Attn:  James C. Carlino, Esq.
                           Phone:  (317) 684-5328
                           Fax:  (317) 223-5328

                  with a copy to:

                           Prime Care Properties, LLC
                           2100 Constitution Boulevard, Suite 113
                           Sarasota, FL  392321
                           Attn:  Robert N. Davies
                           Phone:  (941) 927-5610
                           Fax:  (941) 927-6991


                  With a copy to:

                           Marriott Senior Living Services, Inc.
                           10400 Fernwood Road
                           Bethesda, Maryland  20817
                           Attn: Chief Financial Officer
                           Phone:  (301) 380-3000
                           Fax:  (301) 380-3538

                  With copy to:

                           Marriott International, Inc.
                           10400 Fernwood Road
                           Bethesda, Maryland  20817
                           Attn:  General Counsel
                           Phone:  (301) 380-3000
                           Fax:  (301) 380-6727

                  With copy to:

                           CNL Retirement Properties, Inc.
                           CNL Center at City Commons
                           450 South Orange Avenue
                           Orlando, FL  32801-3336
                           Attn:  Mr. Phillip M. Anderson or
                           Chief Operating Officer
                           Phone:  (407) 835-3201
                           Fax :  (407) 835-3232

                  If to Operator to:

                           Marriott Senior Living Services, Inc.
                           10400 Fernwood Road
                           Bethesda, Maryland  20817
                           Attn: Chief Financial Officer
                           Phone:  (301) 380-3000
                           Fax:  (301) 380-3538

                  With copy to:

                           Marriott International, Inc.
                           10400 Fernwood Road
                           Bethesda, Maryland  20817
                           Attn: General Counsel
                           Phone:  (301) 380-3000
                           Fax:  (301) 380-6727

                  with copy to:

                           Bryan Cave, LLP
                           700 13th Street NW, Suite 700
                           Washington, D.C.  20005
                           Attn:  Richard Cohn, Esq.
                           Phone:  (202) 508-6019
                           Fax:  (202) 508-6200

                  With a copy to:

                           CNL Retirement Properties, Inc.
                           CNL Center at City Commons
                           450 South Orange Avenue
                           Orlando, FL  32801-3336
                           Attn:  Mr. Phillip M. Anderson or
                           Chief Operating Officer
                           Phone:  (407) 835-3201
                           Fax :  (407) 835-3232

                  If to Agent to:

                           CNLBank
                           CNL Center at City Commons
                           450 South Orange Avenue
                           Orlando, FL  32801-3336
                           Attn:  Chirag J. Bhavsar
                           Phone:  (407) 244-3100
                           Fax :  (407) 992-3755

or at such other address as is from time to time designated by the party receiving the Notice. Any such Notice that is mailed in accordance herewith shall be deemed received when delivery is received or refused, as the case may be.

    Section 9.8 Captions. All captions in this Agreement are included herein for convenience of reference only and shall not constitute part of this Agreement for any other purpose.

    Section 9.9 Governing Law. This Agreement shall be governed by and construed and enforced in all respects in accordance with the laws of the State of Florida without regard to conflicts of law principles of such State. Agent and Lessor agree that Florida law shall be the "Lessor's Jurisdiction" for purposes of the Uniform Commercial Code. Each Account (other than the Pooled Account and the Operator Controlled Accounts not sitused in the State of Florida) shall be governed by the law of the State of Florida.

    Section 9.10 Lessor's Discretion. Whenever pursuant to this Agreement Lessor exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Lessor, the decision of Lessor to approve or disapprove or to decide whether arrangements or terms are satisfactory or not satisfactory shall (except as is otherwise specifically herein provided) be in the reasonable discretion of Lessor.

    Section 9.11 GAAP. All calculations made pursuant to this Agreement shall, unless the context requires otherwise, be made in accordance with GAAP, except to the extent that the Operator's customary methods of accounting may differ.

    Section 9.12 Counterparts. This Agreement may be executed in any number of counterparts.

                         [NO FURTHER TEXT ON THIS PAGE]

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                                LESSOR:

                                CNL RETIREMENT PC1 NAPLES FL, LP,
                                a Delaware limited partnership

                                By: CNL Retirement PC1, LP a Delaware
                                    limited partnership

                                    By: CNL Retirement PC1 GP, LLC,
                                        a Delaware limited liability company,
                                        as sole general partner

                                        By:
                                           --------------------------------
                                        Name:
                                           --------------------------------
                                        Title:
                                           --------------------------------


                                CNL RETIREMENT PC1 VENICE FL, LP,
                                a Delaware limited partnership

                                By: CNL Retirement PC1, LP
                                    a Delaware limited partnership

                                    By: CNL Retirement PC1 GP, LLC,
                                        a Delaware limited liability company,
                                        as sole general partner

                                        By:
                                           --------------------------------
                                        Name:
                                           --------------------------------
                                        Title:
                                           --------------------------------


                                CNL RETIREMENT PC1 NEW JERSEY, LP,
                                a Delaware limited partnership

                                By: CNL Retirement PC1, LP
                                    a Delaware limited partnership

                                    By: CNL Retirement PC1 GP, LLC,
                                        a Delaware limited liability company,
                                        as sole general partner

                                        By:
                                           --------------------------------
                                        Name:
                                           --------------------------------
                                        Title:
                                           --------------------------------

                                CNL RETIREMENT PC1 FRIENDSHIP HEIGHTS MD, LP, a Delaware limited partnership

                                By: CNL Retirement PC1, LP
                                    a Delaware limited partnership

                                    By: CNL Retirement PC1 GP, LLC,
                                        a Delaware limited liability company,
                                        as sole general partner

                                        By:
                                           ---------------------------------
                                        Name:
                                           ---------------------------------
                                        Title:
                                           ---------------------------------


                                CNL RETIREMENT PC1 NORTH CAROLINA, LP,
                                a Delaware limited partnership

                                By: CNL Retirement PC1, LP
                                    a Delaware limited partnership

                                    By: CNL Retirement PC1 GP, LLC,
                                        a Delaware limited liability company,
                                        as sole general partner

                                        By:
                                           --------------------------------
                                        Name:
                                           --------------------------------
                                        Title:
                                           --------------------------------


                                CNL RETIREMENT PC1 STAMFORD CT, LP,
                                a Delaware limited partnership

                                By: CNL Retirement PC1, LP
                                    a Delaware limited partnership

                                    By: CNL Retirement PC1 GP, LLC,
                                        a Delaware limited liability company,
                                        as sole general partner

                                        By:
                                           ---------------------------------
                                        Name:
                                           ---------------------------------
                                        Title:
                                           ---------------------------------


                                CNL RETIREMENT PC1 BUCKHEAD GA, LP,
                                a Delaware limited partnership

                                By: CNL Retirement PC1, LP
                                    a Delaware limited partnership

                                    By: CNL Retirement PC1 GP, LLC,
                                        a Delaware limited liability company,
                                        as sole general partner

                                        By:
                                           ---------------------------------
                                        Name:
                                           ---------------------------------
                                        Title:
                                           ---------------------------------

                                CNL RETIREMENT PC1 BRENTWOOD TN, LP,
                                a Delaware limited partnership

                                By: CNL Retirement PC1, LP
                                    a Delaware limited partnership

                                    By: CNL Retirement PC1 GP, LLC,
                                        a Delaware limited liability company,
                                        as sole general partner

                                        By:
                                           ---------------------------------
                                        Name:
                                           ---------------------------------
                                        Title:
                                           ---------------------------------

                                LESSEE:

                                PRIME CARE ONE, LLC,
                                an Indiana limited liability company

                                By:
                                   ---------------------------------
                                Name:
                                   ---------------------------------
                                Title:
                                   ---------------------------------

                                PRIME CARE TWO, LLC,
                                an Indiana limited liability company

                                By:
                                    ---------------------------------
                                Name:
                                    ---------------------------------
                                Title:
                                    ---------------------------------

                                OPERATOR:

                                MARRIOTT SENIOR LIVING SERVICES, INC.,
                                a Delaware corporation

                                By:
                                    ----------------------------------
                                Name:
                                    ----------------------------------
                                Title:
                                    ----------------------------------

                                AGENT:

                                CNLBANK
                                a Florida corporation

                                By:
                                   -----------------------------------
                                Name:
                                   -----------------------------------
                                Title:
                                   -----------------------------------

                                   Schedule D

                       Form of Clearing Account Agreement

                                   Schedule E

                                  Form of Lease

                                   Schedule F

                           Form of Memorandum of Lease

                                   Schedule G

                          Description of Motor Vehicles


Venice, Florida Vehicle
1997 Ford Champion Econoline 350
VIN:  1FDLE4054VHA27374

Mountainside, New Jersey 1997 Ford Bus (don't have model yet) VIN
#1FDLE40S0VHA27372

Friendship Heights, Chevy Chase, Maryland
Ford Bus Mop Class
VIN #1FDKE30LXVHA61446

Charlotte, North Carolina
1997 Ford Champion Bus Model CH22021
VIN #1FDLE40S2VHA58669

Winston-Salem, North Carolina 1997 Ford El Dorado Aerotech 17 VIN:
1FDLE4OS6VHBO6559

Raleigh, North Carolina
1997 Ford El Dorado
VIN #1FDLE40S7VHB47086

Brentwood, Tennessee
1997 Ford E40 (Bus)
VIN #1FDLE40S3VHC09664

2000 Cadillac Deville
VIN #1G6KD54YXYU250220

Stamford, Connecticut
Ford El Dorado Aerotech
VIN #1FDLE40S7VHB88091

Middletown, New Jersey
1997 Ford El Dorado Aerotech
VIN #1FDLE40S9VHC09667


Atlanta, Georgia
1997 Ford Cutaway Van
VIN#1FDLE4055VHC09665

Naples, Florida
1997 Ford El Dorado Aerotech
VIN #1FDLE40SOVHCO9668

                                  Schedule H-1

                         Description of Venice Property

              950 Pine Brook Road, Venice, Sarasota County, Florida


         The Southerly 395.70 feet of the following described parcel (as measured along the Westerly right-of-way line of Pinebrook Road. 80 feet wide right-of-way);

         The East 625.00 feet of the South 1016.40 feet of the North One-Half of
         Section 8, Township 39 South, Range 19 East.

         LESS THEREFROM the Easterly 40.00 feet thereof for road right-of-way of Pinebrook Road (80 feet wide right-of-way)

         ALSO LESS THEREFROM the most Southerly 25.00 feet thereof for road right-of-way (Audrey Street, 50 feet right-of-way)

         All lying and being in Section 8, Township 39 South, Range 19 East, Sarasota County, Florida.

                                  Schedule H-2

                      Description of Mountainside Property


           1350 Route 22 West, Mountainside, Union County, New Jersey

ALL THAT CERTAIN TRACT, PARCEL AND LOT OF LAND LYING AND BEING SITUATE IN THE BOROUGH OF MOUNTAINSIDE, COUNTY OF UNION, STATE OF NEW JERSEY, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEING KNOWN AND DESIGNATED AS LOT 48.01 IN BLOCK 15-I, AS SHOWN ON A CERTAIN FILED MAP ENTITLED "BRIGHTON GARDENS AT MOUNTAINSIDE NEW JERSEY" DULY FILED IN THE OFFICE OF THE CLERK/REGISTER OF UNION COUNTY, ON SEPTEMBER 27, 1995 AS MAP 799-B.

BEGINNING AT A POINT ON THE NORTHERLY RIGHT OF WAY LINE OF NEW JERSEY STATE HIGHWAY ROUTE #22 (FORMERLY ROUTE 29) AS SAME IS PROPOSED TO BE WIDENED, SAID POINT BEING THE FOLLOWING COURSES AND DISTANCES FROM THE INTERSECTION OF THE
EXISTING RIGHT OF WAY LINE OF ROUTE 22 AND THE EASTERLY RIGHT OF WAY LINE OF EVERGREEN COURT; THENCE

(A) ALONG THE EXISTING RIGHT OF WAY LINE OF ROUTE 22, EASTERLY 90 FEET TO A POINT (WHICH POINT IS THE BEGINNING POINT OF A TRACT OF 12.66 ACRES AS DESCRIBED IN DEED BOOK 3243 PAGE 857 OF WHICH THIS PARCEL IS NOW OR WAS FORMERLY A PART); THENCE

(B) STILL ALONG THE EXISTING RIGHT OF WAY LINE OF ROUTE 22 EASTERLY ON A CURVE TO THE RIGHT WITH A RADIUS OF 1727.01 FEET, AN ARC DISTANCE OF 44.74 FEET SAID CURVE HAS A CHORD BEARING OF NORTH 85 DEGREES 24 MINUTES 14 SECONDS EAST AND A CHORD DISTANCE OF 44.74 FEET; THENCE

(C) ALONG THE PROPOSED RIGHT OF WAY LINE OF ROUTE 22 AS WIDENED EASTERLY ON A CURVE TO THE LEFT HAVING A RADIUS OF 2990.00 FEET, AN ARC DISTANCE OF 169.84 FEET, SAID CURVE HAS A CHORD BEARING OF NORTH 75 DEGREES 57 MINUTES 54 SECONDS EAST AND A CHORD DISTANCE OF 169.81 FEET TO THE POINT OF BEGINNING AND RUNNING THENCE

         1) NORTHERLY ON A CURVE TO THE LEFT HAVING A RADIUS OF 35 FEET, AN ARC DISTANCE OF 39.99 FEET, SAID CURVE HAS A CHORD BEARING OF NORTH 41 DEGREES 36 MINUTES 23 SECONDS EAST AND A CHORD DISTANCE OF 37.85 FEET; THENCE


         2) NORTHERLY ON A CURVE TO THE LEFT HAVING A RADIUS OF 475.00 FEET, AN ARC DISTANCE OF 235.26 FEET, SAID CURVE HAS A CHORD BEARING OF NORTH 05 DEGREES 18 MINUTES 50 SECONDS WEST AND A CHORD DISTANCE OF 232.86 FEET; THENCE

         3) NORTH 19 DEGREES 30 MINUTES 09 SECONDS WEST, 145.35 FEET; THENCE

         4) NORTH 70 DEGREES 23 MINUTES 18 SECONDS EAST, 534.60 FEET; THENCE

         5) SOUTH 41 DEGREES 23 MINUTES 30 SECONDS EAST, 323.65 FEET; THENCE

         6) SOUTH 69 DEGREES 55 MINUTES 10 SECONDS WEST, 362.51 FEET TO A POINT OF CURVATURE; THENCE

         7) WESTERLY ON A CURVE TO THE RIGHT HAVING A RADIUS OF 5060.23 FEET, AN ARC DISTANCE OF 243.86 FEET, SAID CURVE HAS A CHORD BEARING OF SOUTH 71 DEGREES 18 MINUTES 00 SECONDS WEST AND A CHORD DISTANCE OF 243.84 FEET; THENCE

         8) SOUTH 17 DEGREES 19 MINUTES 10 SECONDS EAST, 97.17 FEET TO A POINT IN THE PROPOSED NORTHERLY RIGHT OF WAY LINE OF ROUTE 22 AS WIDENED, THENCE

         9) ALONG THE PROPOSED RIGHT OF WAY LINE OF ROUTE 22, AS WIDENED, WESTERLY ON CURVE TO THE RIGHT HAVING A RADIUS OF 4990.00 FEET, AN ARC DISTANCE OF 135.67 FEET, SAID CURVE HAS A CHORD BEARING OF SOUTH 73 DEGREES 33 MINUTES 32 SECONDS EAST AND A CHORD DISTANCE OF 135.66 FEET TO THE POINT AND PLACE OF BEGINNING.

THIS DESCRIPTION IS IN ACCORDANCE WITH A SURVEY MADE BY RBA GROUP, ENGINEERS-ARCHITECTS-PLANNERS, DATED MARCH 25,1997. THE PREMISES ARE COMMONLY KNOWN AND DESIGNATED AS 1350 ROUTE 22, MOUNTAINSIDE, NEW JERSEY. TOGETHER WITH AND SUBJECT TO THE EASEMENT RIGHTS ESTABLISHED FOR THE PREMISES, AS SET FORTH IN DEED BOOK 4339, PAGE 131. BEING ALSO KNOWN AS (REPORTED FOR INFORMATIONAL PURPOSES ONLY): LOT 48.A, BLOCK 15. I, ON THE OFFICIAL TAX MAP OF THE BOROUGH OF MOUNTAINSIDE.

                                  Schedule H-3

                   Description of Friendship Heights Property

       5555 Friendship Boulevard, Chevy Chase, Montgomery County, Maryland

All of that certain lot or parcel of land situated, lying and being in Montgomery County, Maryland, and being more particularly described as follows:

BEING KNOWN AND DESIGNATED as Lot No. 24, Block 2 on the plat entitled, "Plat of Resubdivision Lot 24 Block 2, FRIENDSHIP HEIGHTS", which plat is recorded among the Land Records of Montgomery County in Plat Book 177 Plat No. 19868.

Tax I.D. No. 7-25-3118533

                                  Schedule H-4

                        Description of Charlotte Property


      6000 Park South Drive, Charlotte, Mecklenburg County, North Carolina



Lying and being situate in Mecklenburg County, North Carolina, and more particularly described as follows:

BEGINNING at an existing iron pipe located on the northern right-of-way of Park South Drive at the southeastern corner of the lands of the City of Charlotte, Deed Book 3762, page 270, thence along and with said right-of-way South 24-55-35 West 280.92 feet to an existing iron pipe, thence continuing with said right-of-way South 24-50-46 West 114.02 feet to an existing iron pipe, said pipe being the common corner with (now or formerly) Mildred Brooks, Deed Book 2657, page 49, thence with Brooks line North 61-02-34 West 276.20 feet to an iron pipe set, thence North 28-05-58 East 2.90 feet to an existing iron pipe, thence North 28-05-58 East 96.84 feet to an existing iron pipe, thence North 60-35-05 West
108.87 feet to an existing iron pipe, thence North 15-57-46 East 205.38 feet to an existing iron pipe, thence South 74-00-38 East 415.41 feet to the POINT AND PLACE OF BEGINNING containing 2.89 acres more or less.

Being the same property conveyed to Marriott Senior Living Services, Inc., Grantee, by Gary M. Hock, Grantor, by quitclaim deed dated November 7, 1995, recorded November 8, 1995 in Book 8358, page 67, Mecklenburg County Records.

                                  Schedule H-5

                      Description of Winston-Salem Property


       2601 Reynolda Road, Winston-Salem, Forsyth County, North Carolina



ALL that certain plot, piece or parcel of land, situate, lying and being in the County of FORSYTH, State of NORTH CAROLINA, bounded and described as follows:

BEGINNING  at a point on the  Northern  right-of-way  of Polo Road  (State  Road
1370), thence along and with said right-of-way South 78(0)48'49" West 48.63 feet to a point; thence South 69(0)12'14" West 429.79 feet to a point; thence along a simple curve to the right having a radius of 20.00 feet, an arc length of 27.03 feet, and a chord bearing and distance of North 72(0)04'12" West 25.02 feet to a point on the eastern right-of-way of Reynolda Road (N.C. Highway 67); thence along and with said right-of-way North 33(0)20'38" West 158.82 feet to a point; thence leaving said right-of way along a simple curve to the right having a radius of 10.00 feet, an arc length of 15.70 feet, and a chord bearing and distance of North 11(0)38'03" East 14.14 feet to a point on the Southern line of Wachovia Bank of North Carolina Trustees; thence with said line North 56(0)36'45" East 11.25 feet to a point; thence along a simple curve to the left having a radius of 85.00 feet, an arc length of 56.68 feet, and a chord bearing and distance of North 37(0)30'23" East 55.64 feet to a point; thence North 18(0)24'01" East 48.88 feet to a point; thence along a simple curve to the right having a radius of 88.00 feet, an arc length of 24.78 feet, and a chord bearing and distance of North 26(0)27'58" East 24.69 feet to a point; thence North 34(0)31'55" East 418.47 feet to an existing iron pipe; thence South 31(0)38'54" East 386.00 feet to a point; thence South 20(0)47'46" East 136.02 feet to THE POINT AND PLACE OF BEGINNING, containing 4.09 acres more or less.

                                  Schedule H-6

                         Description of Raleigh Property


            3101 Duraleigh Road, Raleigh, Wake County, North Carolina

ALL that certain plot, piece or parcel of land, situate, lying and being in the County of WAKE, State of NORTH CAROLINA, bounded and described as follows:

BEGINNING at an existing right-of-way monument on the western right-of-way of Duraleigh Road (S.R. 1664), said point being the northern line of lands now or formerly owned by Worthy Investments, Inc. as recorded in Deed Book 4595, Page 791 of the Wake County Registry; thence along the common line of Worthy Investments, Inc. the following ten (10) calls:


1. North 88(0)14'27" West 439.96 feet to a point;
2. thence North 69(0)51'42" West 33.78 feet to an existing iron pipe;
3. thence North 59(0)43'31" West 78.72 feet to an existing iron pipe;
4. thence North 61(0)35'08" West 79.22 feet to an existing iron pipe;
5. thence South 88(0)12'06" West 53.94 feet to an existing iron pipe;
6. thence North 83(0)57'28" West 20.96 feet to an existing iron pipe;
7. thence South 89(0)31'18" West 51.86 feet to an existing iron pipe;
8. thence South 82(0)21'17" West 49.45 feet to an existing iron pipe;
9. thence South 89(0)36'14" West 14.32 feet to an existing iron pipe;

    thence North 77(0)34'31" West 7.50 feet to a point on the eastern right-of-way of Edwards Mill Road; thence along and with said right-of-way North 43(0)36'04" East 360.38 feet to an existing iron pipe; thence along a simple curve to the left having a radius of 2672.85 feet, an arc length of 200.55 feet, and a chord bearing and distance of North 41(0)27'06" East 200.50 feet to a point; thence South 76(0)35'19" East 13.61 feet to a point; thence North 43(0)22'49" East 11.37 feet to a point; thence along a simple curve to the right having a radius of 20.00 feet, an arc length of 33.34 feet, and a chord bearing and distance of South 88(0)51'29" East 29.61 feet to a point on the western right-of-way of Duraleigh Road (S.R. 1664); thence along and with said right-of-way along a simple curve to the right having a radius of 4509.56 feet, an arc length of 183.60 feet, and a chord bearing and distance of South 39(0)55'49" East 183.59 feet to a point; thence South 38(0)45'50" East 56.10 feet to a point; thence along a simple curve to the right having a radius of 2432.84 feet, an arc length of 361.77 feet and a chord bearing and distance of South 34(0)20'00" East 361.44 feet to a point; thence South 30(0)14'38" East
35.08 feet to the true POINT AND PLACE OF BEGINNING, containing 4.84 acres more or less.

                                  Schedule H-7

                        Description of Brentwood Property


            103 Acaro Place, Brentwood, Williamson County, Tennessee

Land in Williamson County, Tennessee,  being Lot No. 1 on the Plan of Section 70
- Lot 1, Maryland Farms, more particularly described in plat of record in Plat Book 23, page 83, in the Register's Office for Williamson County, Tennessee, together with 40 foot by 100 foot non-exclusive joint access easement more particularly described in plat of record in Book 21, page 103, said Register's Office.

Being the same property conveyed to Prime Care Two, LLC, an Indiana limited liability company, by Special Warranty Deed from Marriott Senior Living
Services, Inc., a Delaware corporation, of record in Book 1602, page 103, Register's Office for Williamson County, Tennessee.

INCLUDED in the above described tract of land, but specifically EXCLUDED therefrom is the following described tract of and land conveyed to Metropolitan Government of Nashville and Davidson County, Tennessee by Warranty Deed of record in Book 2521, page 378, Register's Office for Williamson County,
Tennessee:

Beginning at the point of intersection of the existing east margin of Granny White Pike and the south boundary of the Jack W. Lawrence, et ux property, said point of intersection being 30.00 feet right of Granny White Pike proposed centerline station 30+406.205; thence with said south boundary south 80 degrees 55 minutes 08 seconds east 14.96 feet to a point, said point being 44.957 feet right of Granny White Pike proposed centerline station 30+406.090; thence with the proposed east margin of said road (1) south 09 degrees 36 minutes 49 seconds west 216.96 feet (2) south 10 degrees 50 minutes 28 seconds west 133.69 feet to a point, said point being 30.00 feet right of Granny White Pike proposed centerline station 30+299.315; thence with said existing margin northerly 350 feet, more or less to the point of beginning, containing 2,933 square feet.

                                  Schedule H-8

                        Description of Stamford Property


            59 Roxbury Road, Stamford, Fairfield County, Connecticut


All that certain piece parcel or tract of land situated in the City of Stamford, County of Fairfield, and State of Connecticut, bounded and described as follows:

NORTHERLY:        506.18 feet by land of the City of Stamford;

NORTHEASTERLY:    41.72 feet by a curve on the land of the City of Stamford;

EASTERLY:         461.14 feet, then

SOUTHERLY:        10 feet, and again

EASTERLY:         150.14 feet by Long Ridge Road;

SOUTHERLY:        190.16 feet and again

EASTERLY:         357.23 feet by land of Samuel Ellsworth Finch, and again

SOUTHERLY:        804.50 feet by Roxbury Road; and

WESTERLY:         284.19 feet by land now or formerly of Frederick J. Moeller and 246.40 feet by land of the City of Stamford, each in part.

Said premises are further shown and delineated on a certain map entitled "Map of Property in Stamford, Conn., Prepared for Samuel Ellsworth Finch", dated May 29, 1964, which map is on file in the office of the Town Clerk of Stamford and numbered 7854, reference being hereby had.

EXCEPTING THEREFROM, so much of said property as is more particularly described in a Certificate of Taking, dated December 21, 1972, by the City of Stamford, which premises are bounded and described as follows:

NORTHERLY:        196.80 feet by a certain right of way as shown on the
                  hereinafter described map;

EASTERLY:         733.802 feet by land hereinbefore described;

SOUTHWESTERLY:    253.221 feet by Roxbury Road; and

WESTERLY:         530.59 feet in part by land now or formerly of the Estate of
                  Anna M. Moller and in part by land of the City of Stamford.

Said premises are known and designated as "Parcel A to be conveyed to the City of Stamford: as shown on a certain map entitled "Map Showing Exchange of Properties between St. Leo's Roman Catholic Church Corp. and the City of Stamford, Conn.", which map is dated October 28, 1969.

Together with an easement of way in common with others, for all lawful purposes in, over and upon a strip of land sixty (60) feet in width running westerly from Long Ridge Road along the northerly boundary line of the premises hereinbefore described.

                                  Schedule H-9

                       Description of Middletown Property


          620 Highway 35 South, Middletown, Monmouth County, New Jersey

ALL THAT CERTAIN TRACT, PARCEL AND LOT OF LAND LYING AND BEING SITUATE IN THE TOWNSHIP OF MIDDLETOWN, COUNTY OF MONMOUTH, STATE OF NEW JERSEY, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE  NORTHWESTERLY  SIDELINE OF APPLE FARM ROAD (50 FEET
WIDE) SAID POINT BEING AT THE INTERSECTION OF THE DIVIDING LINE BETWEEN LOT 123, BLOCK 869, LANDS NOW OR FORMERLY DEL PIORE AND LOT 119.02, BLOCK 869, LANDS HEREIN BEING DESCRIBED AND FROM SAID POINT OR PLACE OF BEGINNING RUNNING THENCE:

1. ALONG SAID DIVIDING LINE, NORTH 02 DEGREES 08 MINUTES 03 SECONDS EAST 284.00 FEET TO A POINT; THENCE

2. NORTH 78 DEGREES 00 MINUTES 00 SECONDS EAST 23.00 FEET TO A POINT; THENCE

3. NORTH 22 DEGREES 00 MINUTES 00 SECONDS EAST 31.00 FEET TO A POINT; THENCE

4. NORTH 11 DEGREES 00 MINUTES 00 SECONDS WEST 35.97 FEET TO A POINT; THENCE

5. SOUTH 78 DEGREES 00 MINUTES 00 SECONDS WEST 25.43 FEET TO A POINT; THENCE

6. NORTH 02 DEGREES 08 MINUTES 03 SECONDS EAST 81.00 FEET TO A POINT; THENCE

7. NORTH 41 DEGREES 27 MINUTES 57 SECONDS WEST 347.50 FEET TO A POINT THENCE

8. NORTH 85 DEGREES 04 MINUTES 57 SECONDS WEST 439.64 FEET TO AN IRON BAR FOUND; THENCE

9. NORTH 11 DEGREES 52 MINUTES 03 SECONDS EAST 157.95 FEET TO A POINT; THENCE

10.ALONG THE  PROPOSED  DIVIDING  LINE  BETWEEN  LOT  119.02.  BLOCK 869 AND LOT
   119.01. BLOCK 869, SOUTH 87 DEGREES 32 MINUTES 53 SECONDS EAST 171.78 FEET TO A POINT; THENCE

11.STILL  ALONG THE SAME,  SOUTH 04 DEGREES 18  MINUTES 00 SECONDS  EAST  100.48
   FEET TO A POINT; THENCE

12.STILL  ALONG THE SAME,  SOUTH 85 DEGREES 04  MINUTES 57 SECONDS  EAST  190.10
   FEET TO A POINT; THENCE

13.STILL  ALONG THE SAME,  NORTH 67 DEGREES 06  MINUTES 00 SECONDS  EAST  485.15
   FEET TO A POINT IN THE WESTERLY SIDELINE OF N.J. STATE HIGHWAY ROUTE NO. 35; THENCE

14.ALONG SAID  WESTERLY  SIDELINE OF N.J.  STATE  HIGHWAY ROUTE NO. 35, SOUTH 16
   DEGREES 54 MINUTES 00 SECONDS EAST 26.00 FEET TO A POINT; THENCE

15.STILL ALONG THE SAME,  SOUTH 73 DEGREES 06 MINUTES 00 SECONDS  WEST 7.00 FEET
   TO A POINT; THENCE

16.STILL ALONG THE SAME,  SOUTH 16 DEGREES 54 MINUTES 00 SECONDS EAST 30.40 FEET
   TO A POINT; THENCE

17.STILL  ALONG THE SAME.  SOUTH 16 DEGREES 12  MINUTES 00 SECONDS  EAST  278.97
   FEET TO A POINT OF CURVATURE; THENCE

18.STILL ALONG THE SAME,  SOUTHWESTERLY  ON A CURVE TO THE RIGHT HAVING A RADIUS
   OF 290.00 FEET AND AN ARC DISTANCE OF 225.03 FEET TO A POINT OF TANGENCY; THENCE

19.STILL  ALONG THE SAME,  SOUTH 28 DEGREES 15  MINUTES 34 SECONDS  WEST  131.97
   FEET TO A POINT OF CURVATURE; THENCE

20.STILL  ALONG THE SAME,  SOUTHERLY  ON A CURVE TO THE LEFT  HAVING A RADIUS OF
   182.00 FEET AND AN ARC DISTANCE OF 91.27 FEET TO A POINT; THENCE

21.ALONG THE DIVIDING  LINE  BETWEEN LOT 119.02,  BLOCK 869 AND N.J D.O.T PARCEL
   177D,  SOUTH 63 DEGREES  01  MINUTES  15 SECONDS  WEST 18.33 FEET TO A POINT;
   THENCE

22.STILL ALONG THE SAME.  SOUTH 16 DEGREES 11 MINUTES 45 SECONDS EAST 93.63 FEET
   TO A POINT IN THE AFORESAID NORTHWESTERLY SIDELINE OF APPLE FARM ROAD; THENCE

23.ALONG SAID  NORTHWESTERLY  SIDELINE  OF APPLE FARM ROAD,  SOUTHWESTERLY  ON A
   CURVE TO THE RIGHT HAVING A RADIUS OF 20.00 FEET AND AN ARC DISTANCE OF 1.74 FEET TO A POINT OF TANGENCY; THENCE

24.STILL ALONG THE SAME,  SOUTH 59 DEGREES 08 MINUTES 10 SECONDS WEST 89.53 FEET
   TO A POINT; THENCE

25.STILL  ALONG THE SAME,  SOUTH 63 DEGREES 01  MINUTES 15 SECONDS  WEST  120.71
   FEET TO THE POINT OR PLACE OF BEGINNING.

THE ABOVE DESCRIPTION IS IN ACCORDANCE WITH A MAP ENTITLED "MINOR SUBDIVISION, BRIGHTON GARDENS, LOTS 119, 120, 121, BLOCK 869, MIDDLETOWN TOWNSHIP, MONMOUTH COUNTY, NEW JERSEY", DATED MARCH 13, 1996, REVISED THROUGH OCTOBER 17, 1996 AND PREPARED BY THE CHESTER, PLOUSSAS, LISOWSKY PARTNERSHIP, ENGINEERS AND SURVEYORS, LAURENCE HARBOR, NEW JERSEY", TOGETHER WITH RIGHTS IN AND TO COMMON DRIVEWAY ACCESS AND UTILITY EASEMENT AS SET FORTH IN DEED (OF SUBDIVISION) FROM ROUTE 35 HOLDING CO. TO ROUTE 35 HOLDING CO. (ABOUT TO BE RECORDED).

THE FOREGOING DESCRIPTION BEING IN ACCORDANCE WITH A SURVEY PREPARED BY CONTROL POINT ASSOCIATES, INC., DATED DECEMBER 22, 1997.

TOGETHER WITH A RECIPROCAL "COMMON DRIVEWAY ACCESS AND UTILITY EASEMENT" AS SET FORTH IN DEED BOOK 5557 PAGE 280.

BEING ALSO KNOWN AS (REPORTED FOR INFORMATIONAL PURPOSES ONLY) LOTS 120, 121 AND P/O 119, BLOCK 869, ON THE OFFICIAL TAX MAP OF MIDDLETOWN TOWNSHIP

                                  Schedule H-10

                        Description of Buckhead Property


                3088 Lenox Road, Atlanta, Fulton County, Georgia



ALL THAT TRACT OF PARCEL OF LAND LYING AND BEING in Land Lot 46, 17TH. District, City of Atlanta, Fulton County, Georgia, being Lots 49, 50,51, & 52, of Indian Creek Acres Subdivision, as plat recorded in Plat Book 20, Page 71 & 72, in the Office of the Clerk of the Superior Court of Fulton County, and being the same property shown on that Plat of survey by John W. Stanzilis Jr., a Georgia Registered Land Surveyor #2109, and being identified as "BOUNDARY SURVEY FOR German American Capital Corporation, Prime Care Two, LLC, PC2, LLC, Marriott Senior Living Services, Inc., Marriott International, Inc., Chicago Title Insurance Company, and Latham & Wakkins" dated December 29,1997, and being more particularly described as follows:

TO FIND THE TRUE POINT OF BEGINNING, commence at the intersection of the westerly right-of-way line of Lenox Road (50 ft R/W) with the northwesterly right-of-way line of Burke Road (50 ft R/W);

THENCE, following the westerly right-of-way line of Lenox Road (50 ft R/W), NORTH 13(0)26'52" WEST for a distance of 762.79 feet to a point;

THENCE, following the westerly right-of-way line of Lenox Road (50 ft R/W), along a curve to the right having a radius of 831.44' and an arc length of
206.59 feet, being subtended by a chord of NORTH 06(0)20'36" WEST for a distance of 206.06 feet to a point;

THENCE, following the westerly right-of-way line of Lenox Road (50 ft R/W), NORTH 00(0)47'19" EAST for a distance of 609.74 feet to an angle iron, said angle iron being the POINT OF BEGINNING;

THENCE, leaving the westerly right-of-way line of Lenox Road (50 ft R/W), NORTH 89(0)13'19" WEST for a distance of 213.49 feet to a 1/2" re-bar, marking the easterly right-of-way of Georgia Highway 400 Extension (R/W varies);

THENCE, following the easterly right-of-way of Georgia Highway 400 Extension (R/W varies), NORTH 13(0)42'47" WEST for a distance of 153.72 feet to a 1/2" re-bar marking the easterly right-of-way of Georgia Highway 400 Extension (R/W varies);

THENCE, following the easterly right-of-way of Georgia Highway 400 Extension (R/W varies), NORTH 13(0)43'36" WEST for a distance of 154.54 feet to a concrete monument marking the easterly right-of-way of Georgia Highway 400 Extension (R/W varies);

THENCE, following the easterly right-of-way of Georgia Highway 400 Extension (R/W varies), NORTH 17(0)23'15" WEST for a distance of 157.66 feet to a concrete monument marking the easterly right-of-way of Georgia Highway 400 Extension (R/W varies);

THENCE, following the easterly right-of-way of Georgia Highway 400 Extension (R/W varies), NORTH 28(0)23'06" WEST for a distance of 171.26 feet to a concrete monument marking the easterly right-of-way of Georgia Highway 400 Extension (R/W varies);

THENCE, leaving the easterly right-of-way of Georgia Highway 400 Extension (R/W varies), SOUTH 89(0)28'30" EAST for a distance of 424.68 feet to a 1/2" re-bar on the westerly right-of-way of Lenox Road (50 ft R/W);

THENCE, following the westerly right-of-way of Lenox Road (50 ft R/W), SOUTH 00(0)58'16" WEST for a distance of 149.82 feet to a 1" solid bar on the westerly right-of-way of Lenox Road (50 ft R/W);

THENCE, following the westerly right-of-way of Lenox Road (50 ft R/W), SOUTH 00(0)36'22" WEST for a distance of 149.82 feet to a iron pin set on the westerly right-of-way of Lenox Road (50 ft R/W);

THENCE, following the westerly right-of-way of Lenox Road (50 ft R/W), SOUTH 01(0)25'30" WEST for a distance of 150.03 feet to a iron pin set on the westerly right-of-way of Lenox Road (50 ft R/W);

THENCE, following the westerly right-of-way of Lenox Road (50 ft R/W), SOUTH 00(0)38'49" WEST for a distance of 150.02 feet to an angle iron on the westerly right-of-way of Lenox Road (50 ft R/W), and said angle iron being the POINT OF BEGINNING;

The above described property is the same property shown on that plat of a, "BOUNDARY SURVEY FOR German American Capital Corporation, Prime Care Two, LLC, PC2, LLC, Marriott Senior Living Services, Inc., Marriott International, Inc., Chicago Title Insurance Company, and Latham & Wakkins" dated December 29, 1997, by John W. Stanzilis Jr., Registered Land Surveyor, said Plat is incorporated herein and made a part hereof by specific reference for a more complete and accurate description, said survey is identified as Job #9712327, said tract or parcel contains 4.14 acres or 180,298 square feet.

                                  Schedule H-11

                         Description of Naples Property

            7801 Airport Road North, Naples, Collier County, Florida

         The South 1/2 of the Southeast 1/4 of the Northeast 1/4 of the Northeast 1/4 of Section 2, Township 49 South, Range 25 East, Collier County, Florida, less and excepting the East 100 feet thereof previously deeded to the State of Florida.

                                   Schedule I

                             Permitted Encumbrances

                                   Schedule J

                            Form of Pledge Agreement

                                   Schedule K

                                  Form of SNDA

                                   Schedule L

                        Description of Title Commitments

Venice, Florida site:
Chicago Title Insurance Company
Attention: June Smith
5775-C Peachtree Dunwoody Road
Atlanta, Georgia 30342
800-282-7997 Ext. 162
Direct: 404-419-3234
Commitment No. 220202741

Mountainside, New Jersey site:
Chicago Title Insurance Company
Attention: June Smith
5775-C Peachtree Dunwoody Road
Atlanta, Georgia 30342
800-282-7997 Ext. 162
Direct: 404-419-3234
Commitment No. 2402-80047

Chevy Chase, Maryland site:
Chicago Title Insurance Company
Attention: June Smith
5775-C Peachtree Dunwoody Road
Atlanta, Georgia 30342
800-282-7997 Ext. 162
Direct: 404-419-3234
Commitment No. 4502-43092

Charlotte, North Carolina site:
Chicago Title Insurance Company
Attention: June Smith
5775-C Peachtree Dunwoody Road
Atlanta, Georgia 30342
800-282-7997 Ext. 162
Direct: 404-419-3234
Commitment No. CH2002-03362

Winston-Salem, North Carolina site:
Chicago Title Insurance Company
Attention: June Smith
5775-C Peachtree Dunwoody Road
Atlanta, Georgia 30342
800-282-7997 Ext. 162
Direct: 404-419-3234
Commitment No. WS2002-02734

Raleigh, North Carolina site:
Chicago Title Insurance Company
Attention: June Smith
5775-C Peachtree Dunwoody Road
Atlanta, Georgia 30342
800-282-7997 Ext. 162
Direct: 404-419-3234
Commitment No. RA2002-00417

Brentwood, Tennessee site:
Chicago Title Insurance Company
Attention: June Smith
5775-C Peachtree Dunwoody Road
Atlanta, Georgia 30342
800-282-7997 Ext. 162
Direct: 404-419-3234
Commitment No. 000503977

Stamford, Connecticut site:
Chicago Title Insurance Company
Attention: June Smith
5775-C Peachtree Dunwoody Road
Atlanta, Georgia 30342
800-282-7997 Ext. 162
Direct: 404-419-3234
Commitment No. 2242-25166

Middletown, New Jersey site:
Chicago Title Insurance Company
Attention: June Smith
5775-C Peachtree Dunwoody Road
Atlanta, Georgia 30342
800-282-7997 Ext. 162
Direct: 404-419-3234
Commitment No. 3622-80115

Atlanta, Georgia site:
Chicago Title Insurance Company
Attention: June Smith
5775-C Peachtree Dunwoody Road
Atlanta, Georgia 30342
800-282-7997 Ext. 162
Direct: 404-419-3234
Commitment No. 1051.166(O)

Naples, Florida site:
Chicago Title Insurance Company
Attention: June Smith
5775-C Peachtree Dunwoody Road
Atlanta, Georgia 30342
800-282-7997 Ext. 162
Direct: 404-419-3234
Commitment No. 200202834

Annapolis Maryland site:
Chicago Title Insurance Company
Attention: June Smith
5775-C Peachtree Dunwoody Road
Atlanta, Georgia 30342
800-282-7997 Ext. 162
Direct: 404-419-3234
Commitment No. 4502-43089

Pikesville, Maryland site:
Chicago Title Insurance Company
Attention: June Smith
5775-C Peachtree Dunwoody Road
Atlanta, Georgia 30342
800-282-7997 Ext. 162
Direct: 404-419-3234
Commitment No. 4502-43090

                                   Schedule M

                             Description of Surveys

Venice, Florida site:
DMK Group
4315 McCall Road
Englewood, Florida 34224
Job Number: 95-591-12; Dated: October 21, 1996

Mountainside, New Jersey site:
RBA Group
One Evergreen Place
Morristown, NJ 07962-1927
Job Number: J0233.01; Last Revised: April, 4, 1997

Chevy Chase, Maryland site:
RBA Group
7164 Columbia Gateway Drive
Suite, 205
Columbia, Maryland 21046
Job Number: M1822; Dated: March 25, 1997

Charlotte, North Carolina site:
The John R. McAdams Company, Inc.
P.O. Box 14005
Research Triangle Park, North Carolina 27709
Project Number: MAR-950001; Dated: April 4, 1997

Winston-Salem, North Carolina site:
The John R. McAdams Company, Inc.
P.O. Box 14005
Research Triangle Park, North Carolina 27709
Project Number: MAR-95010; Last Revised: September 8, 1997

Raleigh, North Carolina site:
The John R. McAdams Company, Inc.
P.O. Box 14005
Research Triangle Park, North Carolina 27709
Project Number: MAR-95020; Dated: September 9, 1997

Brentwood, Tennessee site:
Ragan Smith Associates
315 Woodland Street
Nashville, Tennessee 37206
Job Number: 78-063; Dated: December 5, 1997

Stamford, Connecticut site:
Readniss & Mead
22 First Street
Stamford, Connecticut 06905
Job Number: 2742C-8; Dated: December 9, 1997

Middletown, New Jersey site:
Control Point Associates, Inc.
776 Mountain Boulevard
Watchung, New Jersey 07060
File Number: C97432; Last Revised: December 29, 1997

Atlanta, Georgia site:
Solar Land Surveying Company
P.O. Box 723993
Atlanta, Georgia 30339
Job Number: 97-12327; Dated: December 29, 1997 and Last Revised: January 6, 1997

Naples, Florida site:
Holes, Montes & Associates
10550 Abernathy Street
Bonita Springs, Florida 33923
Project Number: 96.31; Last Revised: February 16, 1998

Annapolis, Maryland site:
Harms Corporation
P.O. Box 5
Pasadena, Maryland 21123
W.O. Number: 01-98-036A; Date Printed: September 22, 1998

Pikesville, Maryland site:
DMW
200 East Pennsylvania Avenue
Towson, Maryland 21286
Project Number: 88038.S2; Dated: September 18, 1998

                                   Schedule N

                      Description of Environmental Reports

                                   Schedule O

                                  FF&E Schedule